SHAREHOLDER LETTER

Dear Shareholder:

This annual report for Franklin Value Investors Trust covers the period ended October 31, 1999.

During the year under review, the domestic economy remained strong, unemployment continued at a record 29-year low, and inflation stayed in check, helped in part by the Federal Reserve Board's two, quarter-point increases to the federal funds target rate, which ended the period at 5.25%. While the overall global economy improved, most small-cap value stocks were still depressed. For the first 10 months of 1999, the Dow Jones(R) Industrial Average posted an 18.35% increase while the Standard & Poor's(R) 500 (S&P 500(R)) Index, a broader market measure, was up 12.03%, amid increased volatility due to inflation, interest rate concerns as well as year 2000 (Y2K) jitters. The Russell 2000(R) Value Index, a measure of small-cap stock performance, reflected the unrelenting "value" bear market and was down 4.92% for the same time period. Investors' momentum remained with a small percentage of large-cap, brand-name and Internet stocks, while the more cautious opted for cash.

The major U.S. stock-market news during the reporting period was oil prices rising from a period low of about $10.76 on December 10, 1998, to $21.75 a barrel on October 29, 1999, mainly due to OPEC's decision to reduce oil production and the recent report of depleted U.S. oil inventories. Also impacting the financial sector toward the end of the period was the agreement between Congress and the Clinton Administration to roll back the Glass-Steagall Act, which mandated that banks could not own insurance companies. Once signed into law, the new Gramm-Leach-Bliley Act may open attractive opportunities for banks to acquire life insurance companies held by the funds in Franklin Value Investors Trust.




CONTENTS


Shareholder Letter .....................................................     1
Fund Reports
 Franklin Balance Sheet
 Investment Fund .......................................................     4
 Franklin MicroCap
 Value Fund ............................................................     9
 Franklin Value Fund ...................................................    15
Financial Highlights &
Statement of Investments ...............................................    22
Financial Statements ...................................................    39
Notes to
Financial Statements ...................................................    44
Independent
Auditors' Report .......................................................    52
Tax Information ........................................................    53


                               [PYRAMID GRAPHIC]



During the period, strategic buyers continued to recognize the deep value of some of our holdings as evidenced by announcements of corporate takeovers involving 15 holdings across the Trust's three funds. All acquisitions were at premiums to prior-day prices. Although value stocks have a long way to go to receive appropriate recognition in the marketplace, these acquisitions could be one indicator that the turnaround is not far away.

Value investing is not for the faint of heart. We continue to believe that our portfolio holdings are fundamentally sound and unrealistically cheap. We cannot predict when investors will become more logical and discover the value reflected in the out-of-favor side of the market, but history dictates that "value" stocks will rally again. One proven long-term investment approach is to participate in a regularly scheduled investment plan regardless of market fluctuations, which means buying during market downturns when prices are low and benefiting from market rallies. We suggest you contact your investment representative to discuss your goals and set up a regular investment plan.

Franklin Value Investors Trust is organized into three portfolios, each managed in the same spirit but having different focuses. While the funds have distinct investment objectives, our fundamental operating principles remain the same: prudent investment selection and constant professional supervision.

As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ William J. Lippman

William J. Lippman
President
Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Balance Sheet Investment Fund seeks high total return as well as capital appreciation by investing primarily in securities that we believe are undervalued in the marketplace. The fund will also seek income when deemed consistent with its goal.
--------------------------------------------------------------------------------

The year under review was disappointing for value investors and Franklin Balance Sheet Investment Fund. While large-cap growth stocks had another strong year, smaller, value stocks, the fund's typical investments, went largely unnoticed by investors. For the one-year period under review, the fund's Class A shares posted a cumulative total return of -1.04%, better than the -7.03% return of its benchmark, the unmanaged Wilshire Target Small Company Value Index.(1)

The fund's benchmark Wilshire Small Company Value Index recently was redefined and renamed as Wilshire Target Small Company Value Index by the index provider, Wilshire Associates, Inc., as of March 31, 1999. The fund's managers have decided to replace this index with another common, small company value index, Russell 2000 Value Index, as the fund's new benchmark index. We are changing the benchmark because the sponsors of the Wilshire Target Small Company Value Index have decided not to publish the holdings that comprise the index, which would make it difficult to determine whether the index is an appropriate comparison for the fund's performance. We believe the new benchmark, the Russell 2000 Value Index, is an appropriate benchmark because many of the holdings that comprise the index are either held by the funds or are similar to the funds' holdings. The Russell 2000 Value Index is widely used as a benchmark in the mutual fund industry and information regarding the index is readily available. For the year under review, the Russell 2000 Value Index had a 0.72% total return.

(1) Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 23 of this report.

Despite such lackluster returns, there were some bright spots during the one-year period under review. Small-cap value stocks came back with a vengeance in April 1999 and posted strong results in the spring of 1999. Unfortunately, during the summer investor sentiment changed again and value stocks once more fell out of favor. We were heartened to see that at the very end of the period investors began to broaden their focus to include some smaller value stocks.

Like all value investors, we believe we will come out ahead by "buying our straw hats in winter," but the past two years have seemed like a prolonged cold spell. Two observations about our portfolio and investment style deserve mention in this context. First, we normally acquire many of our holdings when problems are more visible to investors than future earnings. We generally prefer to be on the opposite side of a trade from the emotional seller, provided we have confidence in the company's balance sheet and management's ability and integrity. Second, we don't base our investments on knowing when or precisely how companies will resolve their problems. During the reporting period, the fund had several holdings where the problems that sent the stocks into our hands were settled and recent earnings were satisfactory, but the stock prices were still below our cost. We believe this reflects what amounts to a bear market for value stocks in general, and small-cap, value securities in particular.

Many of these companies' managements have been waiting for investors to recognize their accomplishments and a number have become somewhat frustrated. It is clear from comments we have heard from such managements that some are contemplating taking their companies private, by purchasing all of the shares available to the public. As long as the markets for these stocks remain depressed, we think such actions have a good chance of succeeding, which could awaken interest in the sector, and eventually benefit the fund.


TOP 10 HOLDINGS

Franklin Balance Sheet
Investment Fund

10/31/99


COMPANY                                                          % OF TOTAL
INDUSTRY                                                         NET ASSETS
----------------------------------------------------------------------------

Niagara Mohawk
Holdings Inc.                                                       3.15%
Utilities

CMP Group Inc.                                                      3.12%
Utilities

American National
Insurance Co.                                                       3.03%
Finance

Entergy Corp.                                                       2.82%
Utilities

Aztar Corp.                                                         2.70%
Consumer Services

Handleman Co.                                                       2.56%
Commercial Services

Charming Shoppes Inc.                                               2.56%
Retail Trade

American General Corp.                                              2.16%
Finance

Audiovox Corp., A                                                   2.10%
Consumer Durables

Castle & Cooke Inc.                                                 2.06%
Consumer Durables


The positive side to this value bear market is that it provided us with a number of well-run companies selling at depressed valuations. We continued to like the utilities industry, and Niagara Mohawk Holdings Inc. and CMP Group Inc. were the fund's two largest positions on October 31, 1999. Niagara Mohawk is a highly liquid stock with strong cash flow that we were able to purchase for less than book value. CMP Group, which we acquired when its operating future was in some doubt, recently announced that it would be acquired by Energy East Corp. for $29.50 a share, still an 11% premium to its closing price at the end of the reporting period. That spread, and the 3.3% dividend yield, represent an attractive return on a position that can easily be converted to cash as other opportunities arise. American National Insurance Co., the fund's third-largest position, is another solid company with a bright future in our opinion. American National is a well-established, conservatively operated company and is a prime target for a bank takeover now that the Glass-Steagall Act has been repealed. These companies are typical of the situations we look for in Franklin Balance Sheet Investment Fund, wherein we acquire solid businesses at substantial discounts to their asset values.

Within most value strategies lies the principle that over time, given a sufficient number of cases, most stocks will trend toward their historical average valuation. If our "undervalued companies," and their corresponding stock performance, were to revert to their averages, they would appreciate considerably. As the movement of these stocks in April made clear, the ignition can be quick. Although there can be no assurances that between now and our next report current market trends will reverse in our favor, we have no doubt that many small, value stocks have significant upside potential.

This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PERFORMANCE SUMMARY AS OF 10/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION


CLASS A                                CHANGE          10/31/99       10/31/98
--------------------------------------------------------------------------------

Net Asset Value                        -$1.90           $29.96         $31.86

                                       DISTRIBUTIONS     (11/1/98 - 10/31/99)
                                      -----------------------------------------
Dividend Income                        $0.4276

Long-Term Capital Gain                 $1.0188

Short-Term Capital Gain                $0.1441

      TOTAL                            $1.5905


PERFORMANCE

                                                                      INCEPTION
CLASS A                               1-YEAR           5-YEAR         (4/2/90)
--------------------------------------------------------------------------------

Cumulative Total Return(1)            -1.04%          +77.67%          +224.84%

Average Annual Total Return(2)        -2.54%          +11.84%           +12.90%

Value of $10,000 Investment(3)       $9,746          $17,497           $31,993

                              10/31/95  10/31/96  10/31/97  10/31/98  10/31/99
--------------------------------------------------------------------------------

One-Year Total Return(4)       +19.32%  +16.93%    +32.86%   -3.14%    -1.04%



Franklin Balance Sheet Investment Fund paid distributions derived from long-term capital gains totaling $1.0188 per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

FRANKLIN BALANCE SHEET INVESTMENT FUND

CLASS A (formerly Class I):

Subject to the maximum 1.50% initial sales charge. Past expense reductions by the fund's manager increased the fund's total returns.


(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 1.50% initial sales charge.

(3). These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

(4). One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the sales charge.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN BALANCE SHEET INVESTMENT FUND

AVERAGE ANNUAL TOTAL RETURN
10/31/99

CLASS A
----------------------------------------------------------------------------

1-Year                                                                -2.54%

5-Year                                                               +11.84%

Since Inception (4/2/90)                                             +12.90%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Performance of the fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI).

This graph compares the performance of Franklin Balance Sheet Investment Fund, as tracked by the growth in value of a $10,000 investment, to that of Wilshire Target Small Company Value Index, Russell 2000 Value Index and CPI from 4/2/90 -10/31/99.



DATE              FRANKLIN          WILSHIRE TARGET       RUSSELL 2000  CPI*
                  BALANCE SHEET     SMALL CO. VALUE       VALUE INDEX*
                  INVESTMENT FUND      INDEX*
--------------------------------------------------------------------------------

04/02/1990           $9,849            $10,000            $10,000       $10,000
04/30/1990           $9,547             $9,524             $9,641       $10,016
05/31/1990           $9,947             $9,856            $10,135       $10,039
06/30/1990           $9,856             $9,691            $10,124       $10,093
07/31/1990           $9,685             $9,208             $9,697       $10,132
08/31/1990           $8,792             $8,565             $8,509       $10,225
09/30/1990           $7,940             $7,976             $7,802       $10,311
10/31/1990           $7,647             $7,702             $7,287       $10,373
11/30/1990           $8,099             $8,161             $7,728       $10,395
12/31/1990           $8,325             $8,451             $7,964       $10,395
01/31/1991           $8,902             $8,854             $8,649       $10,458
02/28/1991           $9,764             $9,627             $9,593       $10,473
03/31/1991          $10,050             $9,942            $10,263       $10,489
04/30/1991          $10,325            $10,281            $10,342       $10,505
05/31/1991          $10,626            $10,681            $10,827       $10,536
06/30/1991          $10,468            $10,615            $10,320       $10,567
07/31/1991          $10,571            $11,145            $10,588       $10,583
08/31/1991          $10,633            $11,582            $10,910       $10,613
09/30/1991          $10,647            $11,658            $10,923       $10,660
10/31/1991          $10,779            $11,890            $11,048       $10,676
11/30/1991          $10,709            $11,650            $10,599       $10,707
12/31/1991          $11,246            $12,592            $11,286       $10,715
01/31/1992          $11,564            $13,029            $12,231       $10,731
02/29/1992          $11,966            $13,343            $12,814       $10,769
03/31/1992          $12,022            $13,509            $12,675       $10,824
04/30/1992          $11,930            $13,873            $12,498       $10,839
05/31/1992          $12,065            $14,130            $12,838       $10,855
06/30/1992          $12,015            $14,136            $12,422       $10,894
07/31/1992          $12,764            $14,676            $12,891       $10,917
08/31/1992          $12,379            $14,589            $12,639       $10,947
09/30/1992          $12,221            $14,700            $12,878       $10,978
10/31/1992          $12,451            $14,829            $13,178       $11,016
11/30/1992          $13,003            $15,516            $13,994       $11,032
12/31/1992          $13,724            $16,273            $14,575       $11,024
01/31/1993          $14,031            $16,822            $15,349       $11,078
02/28/1993          $14,121            $17,205            $15,410       $11,117
03/31/1993          $14,593            $17,792            $15,994       $11,156
04/30/1993          $14,555            $17,311            $15,610       $11,187
05/31/1993          $14,969            $17,433            $16,101       $11,202
06/30/1993          $15,150            $17,659            $16,254       $11,218
07/31/1993          $15,626            $18,016            $16,533       $11,218
08/31/1993          $16,865            $18,477            $17,180       $11,250
09/30/1993          $16,888            $18,873            $17,592       $11,273
10/31/1993          $17,411            $18,829            $17,995       $11,319
11/30/1993          $17,100            $18,185            $17,527       $11,327
12/31/1993          $17,233            $18,571            $18,042       $11,327
01/31/1994          $17,722            $18,738            $18,686       $11,358
02/28/1994          $17,517            $18,427            $18,632       $11,397
03/31/1994          $16,940            $17,843            $17,795       $11,435
04/30/1994          $17,153            $18,075            $17,972       $11,451
05/31/1994          $17,343            $17,968            $17,946       $11,459
06/30/1994          $17,390            $17,973            $17,478       $11,498
07/31/1994          $17,802            $18,489            $17,801       $11,529
08/31/1994          $18,301            $18,927            $18,503       $11,575
09/30/1994          $18,285            $18,549            $18,307       $11,607
10/31/1994          $18,007            $18,239            $17,972       $11,615
11/30/1994          $17,411            $17,748            $17,247       $11,630
12/31/1994          $17,490            $18,206            $17,767       $11,630
01/31/1995          $18,016            $18,580            $17,679       $11,676
02/28/1995          $18,817            $19,230            $18,334       $11,723
03/31/1995          $19,214            $19,128            $18,423       $11,762
04/30/1995          $19,847            $19,664            $18,971       $11,801
05/31/1995          $20,260            $20,114            $19,377       $11,824
06/30/1995          $20,731            $20,653            $20,039       $11,848
07/31/1995          $21,227            $21,361            $20,771       $11,848
08/31/1995          $21,789            $21,874            $21,388       $11,879
09/30/1995          $22,032            $22,565            $21,706       $11,902
10/31/1995          $21,485            $22,437            $20,840       $11,942
11/30/1995          $22,228            $23,258            $21,668       $11,933
12/31/1995          $22,745            $23,623            $22,339       $11,925
01/31/1996          $22,856            $23,809            $22,487       $11,995
02/29/1996          $23,018            $24,005            $22,840       $12,034
03/31/1996          $23,589            $24,382            $23,319       $12,096
04/30/1996          $24,196            $24,306            $23,956       $12,144
05/31/1996          $24,666            $24,661            $24,562       $12,167
06/30/1996          $24,443            $24,727            $24,272       $12,174
07/31/1996          $23,860            $23,583            $22,981       $12,197
08/31/1996          $24,649            $24,472            $23,978       $12,220
09/30/1996          $24,864            $25,181            $24,633       $12,259
10/31/1996          $25,122            $25,494            $24,919       $12,299
11/30/1996          $26,122            $27,089            $26,259       $12,322
12/31/1996          $26,727            $27,268            $27,113       $12,322
01/31/1997          $27,712            $27,672            $27,530       $12,361
02/28/1997          $28,171            $28,308            $27,792       $12,400
03/31/1997          $27,635            $27,547            $27,047       $12,431
04/30/1997          $27,503            $28,051            $27,445       $12,446
05/31/1997          $29,187            $30,014            $29,629       $12,438
06/30/1997          $30,818            $31,110            $31,128       $12,453
07/31/1997          $32,055            $32,790            $32,436       $12,468
08/31/1997          $32,225            $33,154            $32,951       $12,492
09/30/1997          $34,354            $34,981            $35,143       $12,523
10/31/1997          $33,377            $34,022            $34,187       $12,554
11/30/1997          $33,197            $34,713            $34,563       $12,547
12/31/1997          $33,669            $36,115            $35,735       $12,532
01/31/1998          $33,609            $35,086            $35,088       $12,555
02/28/1998          $35,606            $37,567            $37,211       $12,579
03/31/1998          $36,958            $39,103            $38,721       $12,603
04/30/1998          $37,452            $38,927            $38,911       $12,626
05/31/1998          $36,968            $37,876            $37,534       $12,649
06/30/1998          $36,685            $37,228            $37,323       $12,664
07/31/1998          $34,716            $34,518            $34,401       $12,679
08/31/1998          $30,990            $30,400            $29,014       $12,694
09/30/1998          $31,710            $31,303            $30,653       $12,709
10/31/1998          $32,329            $32,439            $31,564       $12,740
11/30/1998          $32,806            $33,370            $32,419       $12,740
12/31/1998          $33,464            $34,355            $33,437       $12,732
01/31/1999          $33,083            $32,716            $32,678       $12,763
02/28/1999          $31,240            $30,838            $30,446       $12,778
03/31/1999          $30,168            $30,258            $30,196       $12,816
04/30/1999          $32,142            $32,733            $32,953       $12,910
05/31/1999          $33,383            $33,640            $33,965       $12,910
06/30/1999          $35,474            $34,226            $35,194       $12,910
07/31/1999          $35,006            $33,863            $34,360       $12,949
08/31/1999          $33,356            $32,549            $33,103       $12,980
09/30/1999          $32,335            $31,104            $32,441       $13,042
10/31/1999          $31,993            $30,158            $31,792       $13,066




(*)Source: Standard and Poor's Micropal.

                 Past performance is not predictive of future results.


FRANKLIN MICROCAP VALUE FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin MicroCap Value Fund seeks high total return by investing primarily in securities of companies with market capitalizations under $200 million at the time of purchase, and which we believe are undervalued in the marketplace. The fund will also seek income when deemed consistent with its goal.
--------------------------------------------------------------------------------

The year under review was generally a difficult time for value and small-cap investors. As Franklin MicroCap Value Fund seeks investments in these two classes, it was a trying time for the fund as well. Investors, once again, favored large-cap growth stocks at the expense of almost all others. While the performance for such large-cap stocks was strong, most others, including value and small cap, languished. For the year ended October 31, 1999, the fund's cumulative total return was -1.59%, compared with -7.03% for the unmanaged Wilshire Target Small Company Value Index, the fund's benchmark, over the same period.(1)

The fund's benchmark Wilshire Small Company Value Index recently was redefined and renamed as Wilshire Target Small Company Value Index by the index provider, Wilshire Associates, Inc., as of March 31, 1999. The fund's managers have decided to replace this index with another common, small company value index, Russell 2000 Value Index, as the fund's new benchmark index. We are changing the benchmark because the sponsors of the Wilshire Target Small Company Value Index have decided not to publish the holdings that comprise the index, which would make it difficult to determine whether the index is an appropriate comparison for the fund's performance. We believe the new benchmark, the Russell 2000 Value Index, is an appropriate benchmark because many of the holdings that comprise the index are either held by the funds or are similar to the funds' holdings. The Russell 2000 Value Index is widely used as a benchmark in the mutual fund industry and information regarding the index is readily available. For the year under review, the Russell 2000 Value Index had a 0.72% total return.


(1). Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge. The index is unmanaged and includes reinvested dividends.
One cannot invest directly in an index.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 29 of this report.

Despite such lackluster returns, there were some bright spots during the one-year period under review. Small-cap value stocks came back with a vengeance in April 1999 and posted strong results in the spring. Unfortunately, during the summer, investor sentiment changed again and value stocks once more fell out of favor. We were heartened to see that at the very end of the period investors began to broaden their focus to include some smaller, value stocks.

Like all value investors, we believe we will come out ahead by "buying our straw hats in winter," but the past two years have seemed like a prolonged cold spell. Two observations about our portfolio and investment style deserve mention in this context. First, we normally acquire many of our holdings when problems are more visible to investors than future earnings. We generally prefer to be on the opposite side of a trade from the emotional seller, provided we have confidence in the company's balance sheet and management's ability and integrity. Second, we don't base our investments on knowing when or precisely how companies will resolve their problems. During the reporting period, the fund had several holdings where the problems that sent the stocks into our hands were settled and recent earnings were satisfactory, but the stock prices were still below our cost. We believe this reflects what amounts to a bear market for value stocks in general, and small-cap value securities in particular.

Many of these companies' managements have been waiting for investors to recognize their accomplishments and a number have become somewhat frustrated. It is clear from comments we have heard from such managements that some are contemplating taking their companies private, by purchasing all of the shares available to the public. As long as the markets for these stocks remain depressed, we think such actions have a good chance of succeeding, which could awaken interest in the sector, and eventually benefit the fund.

In spite of the value bear market, which has depressed stock prices, we feel strongly about the underlying fundamentals of the fund's companies. Fund holding Maynard Oil Co. should see its earnings rise on the back of higher oil prices, and is a potential acquisition target. Vegetable packer Seneca Foods Corp. is improving its financial performance, as producers with higher costs leave the business, and pricing power improves for the remaining players. United Retail Group Inc., a retailer of large-size women's apparel and accessories, has successfully created a brand identity among its customers and is increasing its store base to leverage its improving margins. Franklin MicroCap Value Fund acquired its positions in these companies at discounts to asset values, and we expect to profit as the assets become more productive.

Over the 12-month period, we undertook a number of major initiatives to improve the fund's structure and future performance. Most importantly, we reduced the number of the fund's positions, in part by selling stocks where we deemed the companies' financial strength inadequate, or where we had concluded that the companies' managements were not effective in creating shareholder value. We feel this strengthened the fund by enabling us to concentrate on those companies we believe have the greatest upside potential.

TOP 10 HOLDINGS
Franklin MicroCap Value Fund
10/31/99

COMPANY                                                              % OF TOTAL
INDUSTRY                                                             NET ASSETS
--------------------------------------------------------------------------------

Bangor-Hydro-Electric Co.                                             2.92%
Utilities

Zemex Corp.                                                           2.76%
Non-Energy Minerals

Seneca Foods Corp.                                                    2.42%
Consumer Non-Durables

Maynard Oil Co.                                                       2.38%
Energy Minerals

Crowley Maritime Corp.                                                2.34%
Transportation

Garan Inc.                                                            2.34%
Consumer Non-Durables

Moore Products Co.                                                    2.29%
Electronic Technology

ECC International Corp.                                               2.17%
Electronic Technology

United Retail Group Inc.                                              2.13%
Retail Trade

McNaughton Apparel
Group Inc.                                                            2.09%
Consumer Non-Durables

In addition, there were two major developments concerning Franklin MicroCap Value Fund. First, the directors voted to reopen the fund to new investors as of September 15, 1999, to allow the addition of new money at a time when there are ample opportunities to invest in undervalued stocks. Second, the board raised the market capitalization size limit from $100 million to $200 million for companies in which we invest, because companies of this size offer more safety than the smallest companies, while still being far below the radar screens of most investors.

Looking forward, we are cautiously optimistic about the coming fiscal year. The depressed market for small, value stocks offers many excellent opportunities to invest in strong companies that fit our value criteria, or add to existing positions whose intrinsic merit we believe is not reflected in current prices. Because we can now invest in companies with market caps up to $200 million, we have a much larger choice of stocks, which may upgrade the fund's quality and performance. We expect the fund's median market-cap size to increase during the coming year as we build positions in companies with market caps above $100 million, possibly leading to a more stable share price.

-------------------------------------------------------------------------------

This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                            CHANGE         10/31/99        10/31/98
--------------------------------------------------------------------------------

Net Asset Value                    -$1.86          $18.41          $20.27


                                   DISTRIBUTIONS (11/1/98 - 10/31/99)
                                   --------------------------------------------
Long-Term Capital Gain             $0.9768

Short-Term Capital Gain            $0.5866

      TOTAL                        $1.5634

PERFORMANCE
                                                                     INCEPTION
CLASS A                            1-YEAR           3-YEAR           (12/12/95)
--------------------------------------------------------------------------------

Cumulative Total Return(1)         -1.59%          +18.36%           +46.43%

Average Annual Total Return(2)     -7.26%          +3.72%            +8.63%

Value of $10,000 Investment(3)    $9,274         $11,158           $13,797

                                   10/31/97          10/31/98         10/31/99
--------------------------------------------------------------------------------

One-Year Total Return(4)           +35.05%           -10.95%          -1.59%

Franklin MicroCap Value Fund paid distributions derived from long-term capital gains totaling 97.68 cents ($0.9768) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).


FRANKLIN MICROCAP VALUE FUND

CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the fund's manager increased the fund's total performance.

(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

(3). These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge.

(4). One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the sales charge.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN MICROCAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURN
10/31/99


CLASS A
--------------------------------------------------------------------------------

1-Year                                                                    -7.26%

3-Year                                                                    +3.72%

Since Inception (12/12/95)                                                +8.63%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Performance of the fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI).

This graph compares the performance of Franklin MicroCap Value Fund, as tracked by the growth in value of a $10,000 investment, to that of Wilshire Target Small Company Value Index, Russell 2000 Value Index and CPI from 12/12/95 - 10/31/99.


 DATE         FRANKLIN MICROCAP    WILSHIRE TARGET    RUSSELL 2000   CPI*
                 VALUE FUND        SMALL COMPANY      VALUE INDEX*
                                   VALUE INDEX*
-------------------------------------------------------------------------------

 12/12/1995        $9,422            $10,000          $10,000        $10,000
 12/31/1995        $9,560            $10,096          $10,190        $9,996
 01/31/1996        $9,585            $10,176          $10,257        $10,055
 02/29/1996        $9,856            $10,259          $10,418        $10,087
 03/31/1996       $10,629            $10,420          $10,637        $10,140
 04/30/1996       $11,139            $10,388          $10,927        $10,179
 05/31/1996       $11,429            $10,540          $11,204        $10,198
 06/30/1996       $11,416            $10,568          $11,072        $10,205
 07/31/1996       $11,082            $10,079          $10,483        $10,224
 08/31/1996       $11,246            $10,459          $10,938        $10,243
 09/30/1996       $11,499            $10,762          $11,236        $10,276
 10/31/1996       $11,657            $10,896          $11,367        $10,309
 11/30/1996       $12,042            $11,578          $11,978        $10,329
 12/31/1996       $12,152            $11,654          $12,367        $10,329
 01/31/1997       $12,515            $11,826          $12,558        $10,362
 02/28/1997       $12,735            $12,098          $12,677        $10,394
 03/31/1997       $12,489            $11,773          $12,337        $10,420
 04/30/1997       $12,204            $11,988          $12,519        $10,432
 05/31/1997       $12,917            $12,828          $13,515        $10,426
 06/30/1997       $13,571            $13,296          $14,199        $10,439
 07/31/1997       $14,070            $14,014          $14,796        $10,451
 08/31/1997       $14,466            $14,169          $15,031        $10,471
 09/30/1997       $15,885            $14,950          $16,030        $10,497
 10/31/1997       $15,742            $14,540          $15,594        $10,523
 11/30/1997       $15,619            $14,836          $15,766        $10,517
 12/31/1997       $15,520            $15,435          $16,300        $10,504
 01/31/1998       $15,375            $14,995          $16,005        $10,524
 02/28/1998       $16,066            $16,055          $16,974        $10,544
 03/31/1998       $16,917            $16,712          $17,663        $10,564
 04/30/1998       $17,712            $16,637          $17,749        $10,583
 05/31/1998       $17,449            $16,188          $17,121        $10,603
 06/30/1998       $16,979            $15,911          $17,025        $10,615
 07/31/1998       $16,336            $14,752          $15,692        $10,628
 08/31/1998       $13,881            $12,992          $13,235        $10,641
 09/30/1998       $13,853            $13,378          $13,982        $10,653
 10/31/1998       $14,019            $13,864          $14,398        $10,679
 11/30/1998       $14,413            $14,262          $14,788        $10,679
 12/31/1998       $14,471            $14,683          $15,252        $10,673
 01/31/1999       $14,598            $13,982          $14,906        $10,698
 02/28/1999       $13,879            $13,180          $13,888        $10,711
 03/31/1999       $13,392            $12,932          $13,774        $10,743
 04/30/1999       $14,179            $13,990          $15,032        $10,822
 05/31/1999       $14,891            $14,377          $15,493        $10,822
 06/30/1999       $15,220            $14,627          $16,054        $10,822
 07/31/1999       $15,415            $14,472          $15,673        $10,854
 08/31/1999       $15,056            $13,911          $15,100        $10,880
 09/30/1999       $14,014            $13,293          $14,798        $10,932
 10/31/1999       $13,797            $12,889          $14,502        $10,952

(*)Source: Standard and Poor's Micropal.


                 Past performance is not predictive of future results.

FRANKLIN VALUE FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Value Fund seeks long-term total return by investing in the securities of companies that we believe are undervalued. The fund will seek income when deemed consistent with its goal.
--------------------------------------------------------------------------------

Franklin Value Fund attempts to take advantage of stock price volatility to make long-term investments in securities we believe are undervalued. These bargains can come in a variety of different forms. Some sell at a low price to earnings, cash flow or book value relative to where they traded in the past or to other companies in the industry. Others have valuable intangibles such as patents, distribution networks or tax loss carry forwards that we believe are not fully represented in their stock prices. Still others are "fallen angels" -- former growth companies suffering short-term setbacks and sharp price declines, but which we believe still have significant long-term potential.

These bargains frequently have one characteristic in common. They are generally out of favor with Wall Street, sometimes because of poor recent results, sometimes because they are too small to reach the analysts' radar screens. However, if we believe their balance sheets are strong and their managements honest and effective, we are willing to make investments in these companies and wait for their stock prices to turn around.

The past one-year period, however, was a trying time for value investors as evidenced in the Performance Summary beginning on page 18. The fund's Class A shares registered a cumulative total return of -3.38% for the year ended October 31, 1999, compared with the -7.03% cumulative total return for the unmanaged Wilshire Target Small Company Value Index, the fund's benchmark.(1)


WHAT DO "BOOK VALUE" AND "TANGIBLE BOOK VALUE" MEAN?

Book value is a company's worth based on the value of its assets minus liabilities as they are stated on its balance sheet. Tangible book value excludes intangible items such as patents and goodwill. Comparing a company's stock price to its book value per share is a common method of determining how "expensive" a stock is. Stocks with a low price-to-book value per share are generally considered to be value stocks.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 36 of this report.

TOP 10 HOLDINGS
Franklin Value Fund
10/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------

Timberland Co., A                                                        4.56%
Consumer Non-Durables

JLG Industries Inc.                                                      4.25%
Producer Manufacturing

Presidential Life Corp.                                                  3.19%
Finance

Robert Half International Inc.                                           3.02%
Commercial Services

Professionals Group Inc.                                                 2.40%
Finance

West Pharmaceutical
Services Inc.                                                            2.24%
Health Technology

Allstate Corp.                                                           2.24%
Finance

Kenan Transport Co.                                                      2.23%
Transportation

Rowan Cos. Inc.                                                          2.17%
Industrial Services

Tidewater Inc.                                                           2.15%
Transportation



The fund's benchmark Wilshire Small Company Value Index recently was redefined and renamed as Wilshire Target Small Company Value Index by the index provider, Wilshire Associates, Inc., as of March 31,1999. The fund's managers have decided to replace this index with another common, small company value index, Russell 2000 Value Index, as the fund's new benchmark index. We are changing the benchmark because the sponsors of the Wilshire Target Small Company Value Index have decided not to publish the holdings that comprise the index, which would make it difficult to determine whether the index is an appropriate comparison for the fund's performance. We believe the new benchmark, the Russell 2000 Value Index, is an appropriate benchmark because many of the holdings that comprise the index are either held by the funds or are similar to the funds' holdings. The Russell 2000 Value Index is widely used as a benchmark in the mutual fund industry and information regarding the index is readily available. For the year under review, the Russell 2000 Value Index had a 0.72% total return.

Although we were disappointed that the turnaround of small-cap value stocks witnessed during the April-to-July period reversed itself during the most recent quarter, we continue to believe that the market at some point will again discover these compelling bargains.

During the reporting period, we continued to reduce the number of positions held by the fund and redirected these freed-up assets into larger, more liquid companies. These typically provide greater name recognition, and their increased liquidity usually enables us to establish positions more easily and sell more quickly when we decide it is prudent to do so. We made several such additions to our portfolio at attractive valuations during the year under review including conglomerate Lancaster Colony Corp. and Canadian National Railway Co. Furthermore, we sold many holdings that were too small to have a meaningful impact on the portfolio and several where we felt the reasons for owning them had changed.


(1). Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge. The index is unmanaged and includes reinvested dividends.
One cannot invest directly in an index.

We found exceptional values in the depressed financial sector during the fund's fiscal year and took positions in such fundamentally sound companies as American National Insurance Co., a $2 billion insurance underwriter that has raised its dividends annually since 1989; Manulife Financial Corp., a $6 billion life and health insurer trading at only 1.3 times tangible book value; and Washington Mutual Inc., a $21 billion diversified financial services provider that has raised its dividend every quarter since 1995 and every year since 1990. While the financial sector provided many bargains during the period, it was also a major contributor to the fund's poor performance. However, with the imminent congressional rollback of the Glass-Steagall Act, which mandated that banks could not own insurance companies, we are hopeful that some of the fund's financial holdings will benefit from increased acquisition activity and possible market appreciation.

Although value and small-company investing were clearly out of favor during most of the reporting period, there were signs that a number of strategic buyers or market investors were beginning to recognize some of our bargain holdings. During the period, four of our portfolio's companies benefited from announcements of corporate takeovers at premiums to prior-day prices. In addition, the fund's oil-drilling and oil-services holdings, such as Tidewater Inc., Rowan Cos. Inc. and Ensco International Inc., continued to perform well as oil prices returned to $20-plus levels.

Looking forward, we continue to stay the course and follow our value investment philosophy. Patience is an essential ingredient for success in value investing and we remain confident that our investment approach will be rewarding over the long term.

This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN VALUE FUND

CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ.(*)

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.(*)

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.(*)

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.(*)

(*)Past expense reductions by the fund's manager increased the fund's total returns.


PERFORMANCE SUMMARY AS OF 10/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION


CLASS A                                  CHANGE        10/31/99       10/31/98
--------------------------------------------------------------------------------

Net Asset Value                          -$0.70         $17.28         $17.98

                                         DISTRIBUTIONS (11/1/98 - 10/31/99)
                                         --------------------------------------
Long-Term Capital Gain                   $0.0929

CLASS B                                  CHANGE         10/31/99        1/1/99
--------------------------------------------------------------------------------

Net Asset Value                          -$1.15          $17.18         $18.33

CLASS C                                   CHANGE        10/31/99       10/31/98
--------------------------------------------------------------------------------

Net Asset Value                           -$0.81        $17.01         $17.82

                                         DISTRIBUTIONS (11/1/98 - 10/31/99)
                                         ---------------------------------------
Long-Term Capital Gain                   $0.0929

ADVISOR CLASS                             CHANGE        10/31/99      10/31/98
--------------------------------------------------------------------------------

Net Asset Value                           -$0.63         $17.44        $18.07

                                          DISTRIBUTIONS (11/1/98 - 10/31/99)
                                          -------------------------------------
Long-Term Capital Gain                    $0.0929

Franklin Value Fund paid distributions derived from long-term capital gains totaling 9.29 cents ($0.0929) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


              Past performance is not predictive of future results.

PERFORMANCE

                                                                      INCEPTION
CLASS A                                    1-YEAR       3-YEAR        (3/11/96)
--------------------------------------------------------------------------------

Cumulative Total Return(1)                 -3.38%       +4.74%        +20.12%

Average Annual Total Return(2)             -8.95%       -0.44%         +3.46%

Value of $10,000 Investment(3)            $9,105       $9,870        $11,318
                                          10/31/97      10/31/98      10/31/99
--------------------------------------------------------------------------------

One-Year Total Return(4)                  +47.43%        -26.48%       -3.38%

                                                                      INCEPTION
CLASS B                                                                (1/1/99)
--------------------------------------------------------------------------------

Cumulative Total Return(1)                                              -6.27%

Aggregate Total Return(2)                                              -10.02%

Value of $10,000 Investment(3)                                         $8,998


                                                                      INCEPTION
CLASS C                                         1-YEAR       3-YEAR    (9/3/96)
--------------------------------------------------------------------------------

Cumulative Total Return(1)                      -4.03%       +2.71%     +7.92%

Average Annual Total Return(2)                  -5.93%       +0.56%     +2.13%

Value of $10,000 Investment(3)                 $9,407      $10,170    $10,687


                                                 10/31/97   10/31/98  10/31/99
--------------------------------------------------------------------------------

One-Year Total Return(4)                         +46.46%     -26.93%   -4.03%


                                                                      INCEPTION
ADVISOR CLASS(5)                                  1-YEAR     3-YEAR    (3/11/96)
--------------------------------------------------------------------------------

Cumulative Total Return(1)                        -2.97%     +6.78%     +22.46%

Average Annual Total Return(2)                    -2.97%     +2.21%      +5.72%

Value of $10,000 Investment(3)                   $9,703    $10,678     $12,246

                                                 10/31/97   10/31/98   10/31/99
--------------------------------------------------------------------------------

One-Year Total Return(4)                         +47.89%    -26.18%     -2.97%


(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

(3). These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4). One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

(5). On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -5.20% and -1.87% respectively.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


FRANKLIN VALUE FUND

AVERAGE ANNUAL TOTAL RETURN
10/31/99

CLASS A
------------------------------------

1-Year                        -8.95%

3-Year                        -0.44%

Since Inception (3/11/96)     +3.46%


AGGREGATE TOTAL RETURN
10/31/99

CLASS B
------------------------------------

Since Inception (1/1/99)      -10.02%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

This graph compares the performance of Franklin Value Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of Wilshire Target Small Company Value Index, Russell 2000 Value Index and CPI from 3/11/96 - 10/31/99.

     DATE        FRANKLIN     WILSHIRE TARGET    RUSSELL       CPI*
               VALUE FUND -    SMALL COMPANY    2000 VALUE
                  CLASS A      VALUE INDEX*       INDEX*
------------------------------------------------------------------------

  03/11/1996      $9,422          $10,000        $10,000      $10,000
  03/31/1996      $9,541          $10,101        $10,135      $10,034
  04/30/1996      $10,025         $10,070        $10,412      $10,073
  05/31/1996      $10,295         $10,217        $10,675      $10,092
  06/30/1996      $10,088         $10,244        $10,549      $10,098
  07/31/1996      $9,717          $9,770          $9,988      $10,118
  08/31/1996      $10,308         $10,138        $10,421      $10,137
  09/30/1996      $10,629         $10,432        $10,706      $10,169
  10/31/1996      $10,806         $10,562        $10,830      $10,202
  11/30/1996      $11,581         $11,223        $11,413      $10,221
  12/31/1996      $12,171         $11,297        $11,784      $10,221
  01/31/1997      $12,680         $11,464        $11,965      $10,254
  02/28/1997      $12,757         $11,728        $12,079      $10,286
  03/31/1997      $12,298         $11,412        $11,755      $10,311
  04/30/1997      $12,182         $11,621        $11,928      $10,324
  05/31/1997      $13,317         $12,435        $12,877      $10,317
  06/30/1997      $14,163         $12,888        $13,529      $10,330
  07/31/1997      $15,215         $13,584        $14,097      $10,342
  08/31/1997      $15,673         $13,735        $14,321      $10,362
  09/30/1997      $16,641         $14,492        $15,274      $10,388
  10/31/1997      $15,931         $14,095        $14,858      $10,414
  11/30/1997      $15,764         $14,381        $15,022      $10,408
  12/31/1997      $15,746         $14,962        $15,531      $10,395
  01/31/1998      $15,485         $14,536        $15,250      $10,415
  02/28/1998      $16,196         $15,563        $16,172      $10,435
  03/31/1998      $16,756         $16,200        $16,829      $10,454
  04/30/1998      $16,697         $16,127        $16,911      $10,473
  05/31/1998      $15,635         $15,692        $16,313      $10,492
  06/30/1998      $14,899         $15,423        $16,221      $10,505
  07/31/1998      $13,310         $14,300        $14,951      $10,517
  08/31/1998      $10,906         $12,594        $12,610      $10,530
  09/30/1998      $11,127         $12,968        $13,322      $10,543
  10/31/1998      $11,713         $13,439        $13,718      $10,568
  11/30/1998      $11,818         $13,825        $14,090      $10,568
  12/31/1998      $12,006         $14,233        $14,532      $10,561
  01/31/1999      $11,868         $13,554        $14,202      $10,587
  02/28/1999      $10,722         $12,776        $13,232      $10,600
  03/31/1999      $10,820         $12,536        $13,124      $10,631
  04/30/1999      $11,901         $13,561        $14,322      $10,709
  05/31/1999      $12,294         $13,937        $14,762      $10,709
  06/30/1999      $12,995         $14,179        $15,296      $10,709
  07/31/1999      $12,654         $14,029        $14,934      $10,741
  08/31/1999      $12,183         $13,485        $14,387      $10,767
  09/30/1999      $11,390         $12,886        $14,099      $10,819
  10/31/1999      $11,318         $12,494        $13,817      $10,838


*Source: Standard and Poor's Micropal.



This graph compares the performance of Franklin Value Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of Wilshire Target Small Company Value Index, Russell 2000 Value Index and CPI from 1/1/99 - 10/31/99.

    DATE        FRANKLIN     WILSHIRE TARGET    RUSSELL 2000           CPI*
              VALUE FUND -    SMALL COMPANY     VALUE INDEX*
                CLASS B       VALUE INDEX*
--------------------------------------------------------------------------------

 01/01/1999     $10,000          $10,000           $10,000           $10,000
 01/31/1999      $9,880          $9,523            $9,773            $10,024
 02/28/1999      $8,925          $8,976            $9,106            $10,036
 03/31/1999      $9,007          $8,808            $9,031            $10,066
 04/30/1999      $9,891          $9,528            $9,855            $10,140
 05/31/1999     $10,213          $9,792            $10,158           $10,140
 06/30/1999     $10,786          $9,962            $10,526           $10,140
 07/31/1999     $10,502          $9,857            $10,276           $10,170
 08/31/1999     $10,098          $9,474            $9,900            $10,194
 09/30/1999      $9,438          $9,054            $9,702            $10,243
 10/31/1999      $8,998          $8,778            $9,508            $10,262

*Source: Standard and Poor's Micropal.



             Past performance is not predictive of future results.

This graph compares the performance of Franklin Value Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of Wilshire Target Small Company Value Index, Russell 2000 Value Index and CPI from 9/3/96 - 10/31/99.


    DATE        FRANKLIN     WILSHIRE TARGET    RUSSELL 2000          CPI*
              VALUE FUND -    SMALL COMPANY     VALUE INDEX*
                CLASS C       VALUE INDEX*
--------------------------------------------------------------------------------

 09/03/1996      $9,903          $10,000           $10,000          $10,000
 09/30/1996     $10,241          $10,290           $10,273          $10,032
 10/31/1996     $10,405          $10,418           $10,392          $10,064
 11/30/1996     $11,146          $11,070           $10,951          $10,083
 12/31/1996     $11,695          $11,143           $11,307          $10,083
 01/31/1997     $12,185          $11,308           $11,481          $10,115
 02/28/1997     $12,247          $11,568           $11,590          $10,147
 03/31/1997     $11,801          $11,257           $11,280          $10,172
 04/30/1997     $11,683          $11,463           $11,446          $10,184
 05/31/1997     $12,767          $12,265           $12,357          $10,178
 06/30/1997     $13,572          $12,713           $12,982          $10,191
 07/31/1997     $14,570          $13,399           $13,527          $10,203
 08/31/1997     $15,003          $13,548           $13,742          $10,222
 09/30/1997     $15,920          $14,294           $14,656          $10,248
 10/31/1997     $15,239          $13,903           $14,257          $10,273
 11/30/1997     $15,065          $14,185           $14,414          $10,267
 12/31/1997     $15,041          $14,758           $14,903          $10,255
 01/31/1998     $14,791          $14,337           $14,633          $10,274
 02/28/1998     $15,460          $15,351           $15,518          $10,294
 03/31/1998     $15,985          $15,979           $16,149          $10,313
 04/30/1998     $15,922          $15,907           $16,228          $10,332
 05/31/1998     $14,897          $15,478           $15,653          $10,351
 06/30/1998     $14,191          $15,213           $15,566          $10,363
 07/31/1998     $12,673          $14,105           $14,347          $10,375
 08/31/1998     $10,373          $12,423           $12,100          $10,388
 09/30/1998     $10,586          $12,792           $12,784          $10,400
 10/31/1998     $11,135          $13,256           $13,163          $10,425
 11/30/1998     $11,229          $13,636           $13,520          $10,425
 12/31/1998     $11,403          $14,039           $13,945          $10,419
 01/31/1999     $11,265          $13,369           $13,628          $10,444
 02/28/1999     $10,172          $12,602           $12,697          $10,457
 03/31/1999     $10,260          $12,365           $12,593          $10,488
 04/30/1999     $11,278          $13,376           $13,743          $10,565
 05/31/1999     $11,642          $13,747           $14,165          $10,565
 06/30/1999     $12,302          $13,986           $14,678          $10,565
 07/31/1999     $11,975          $13,838           $14,330          $10,596
 08/31/1999     $11,516          $13,301           $13,805          $10,622
 09/30/1999     $10,762          $12,710           $13,529          $10,673
 10/31/1999     $10,687          $12,324           $13,259          $10,692

*Source: Standard and Poor's Micropal.


This graph compares the performance of Franklin Value Fund - Advisor Class, as tracked by the growth in value of a $10,000 investment, to that of Wilshire Target Small Company Value Index, Russell 2000 Value Index and CPI from 3/11/96
- 10/31/99.**

   DATE         FRANKLIN VALUE    WILSHIRE TARGET    RUSSELL      CPI*
                FUND - ADVISOR     SMALL COMPANY     2000 VALUE
                  CLASS            VALUE INDEX*      INDEX*
--------------------------------------------------------------------------------

03/11/1996       $10,000            $10,000           $10,000         $10,000
03/31/1996       $10,127            $10,101           $10,135         $10,034
04/30/1996       $10,640            $10,070           $10,412         $10,073
05/31/1996       $10,927            $10,217           $10,675         $10,092
06/30/1996       $10,707            $10,244           $10,549         $10,098
07/31/1996       $10,312             $9,770            $9,988         $10,118
08/31/1996       $10,940            $10,138           $10,421         $10,137
09/30/1996       $11,281            $10,432           $10,706         $10,169
10/31/1996       $11,469            $10,562           $10,830         $10,202
11/30/1996       $12,291            $11,223           $11,413         $10,221
12/31/1996       $12,918            $11,297           $11,784         $10,221
01/31/1997       $13,573            $11,464           $11,965         $10,254
02/28/1997       $13,546            $11,728           $12,079         $10,286
03/31/1997       $13,063            $11,412           $11,755         $10,311
04/30/1997       $12,940            $11,621           $11,928         $10,324
05/31/1997       $14,152            $12,435           $12,877         $10,317
06/30/1997       $15,053            $12,888           $13,529         $10,330
07/31/1997       $16,185            $13,584           $14,097         $10,342
08/31/1997       $16,679            $13,735           $14,321         $10,362
09/30/1997       $17,716            $14,492           $15,274         $10,388
10/31/1997       $16,961            $14,095           $14,858         $10,414
11/30/1997       $16,789            $14,381           $15,022         $10,408
12/31/1997       $16,775            $14,962           $15,531         $10,395
01/31/1998       $16,512            $14,536           $15,250         $10,415
02/28/1998       $17,267            $15,563           $16,172         $10,435
03/31/1998       $17,870            $16,200           $16,829         $10,454
04/30/1998       $17,814            $16,127           $16,911         $10,473
05/31/1998       $16,685            $15,692           $16,313         $10,492
06/30/1998       $15,902            $15,423           $16,221         $10,505
07/31/1998       $14,211            $14,300           $14,951         $10,517
08/31/1998       $11,654            $12,594           $12,610         $10,530
09/30/1998       $11,897            $12,968           $13,322         $10,543
10/31/1998       $12,521            $13,439           $13,718         $10,568
11/30/1998       $12,638            $13,825           $14,090         $10,568
12/31/1998       $12,845            $14,233           $14,532         $10,561
01/31/1999       $12,699            $13,554           $14,202         $10,587
02/28/1999       $11,480            $12,776           $13,232         $10,600
03/31/1999       $11,591            $12,536           $13,124         $10,631
04/30/1999       $12,755            $13,561           $14,322         $10,709
05/31/1999       $13,173            $13,937           $14,762         $10,709
06/30/1999       $13,932            $14,179           $15,296         $10,709
07/31/1999       $13,570            $14,029           $14,934         $10,741
08/31/1999       $13,061            $13,485           $14,387         $10,767
09/30/1999       $12,218            $12,886           $14,099         $10,819
10/31/1999       $12,246            $12,494           $13,817         $10,838

*Source: Standard and Poor's Micropal.




AVERAGE ANNUAL TOTAL RETURN
10/31/99

CLASS C
------------------------------------

1-Year                        -5.93%

3-Year                        +0.56%

Since Inception (9/3/96)      +2.13%

AVERAGE ANNUAL TOTAL RETURN
10/31/99

ADVISOR CLASS(**)
------------------------------------

1-Year                        -2.97%

3-Year                        +2.21%

Since Inception (3/11/96)     +5.72%

(*)Source: Standard and Poor's Micropal.

(**)On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to Advisor Class shares.


Past performance is not predictive of future results.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights



FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                              YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
                                                      1999(***)     1998          1997            1996         1995
                                                 -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........   $    31.86     $    35.22     $    29.15     $    26.34   $     22.68
                                                 -----------------------------------------------------------------------
Income from investment operations:
 Net investment income .......................          .37            .50            .48            .47           .30
 Net realized and unrealized gains (losses) ..         (.68)         (1.55)          8.40           3.85          3.98
                                                 -----------------------------------------------------------------------
Total from investment operations .............         (.31)         (1.05)          8.88           4.32          4.28
                                                 -----------------------------------------------------------------------
Less distributions from:
 Net investment income .......................         (.43)          (.51)          (.46)          (.44)         (.27)
 Net realized gains ..........................        (1.16)         (1.80)         (2.35)         (1.07)         (.35)
                                                 -----------------------------------------------------------------------
Total distributions ..........................        (1.59)         (2.31)         (2.81)         (1.51)         (.62)
                                                 -----------------------------------------------------------------------
Net asset value, end of year .................   $    29.96     $    31.86     $    35.22     $    29.15   $     26.34
                                                 -----------------------------------------------------------------------

Total return(*) ..............................        (1.04%)        (3.14%)        32.86%         16.93%        19.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............   $1,165,779     $1,467,207     $1,222,953     $  657,002   $   387,540
Ratios to average net assets:
 Expenses ....................................          .93%           .93%          1.08%          1.08%         1.17%
 Net investment income .......................         1.19%          1.47%          1.59%          1.69%         1.30%
Portfolio turnover rate ......................        17.53%         11.81%         24.63%         35.46%        28.63%

(*)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(***)Based on average shares outstanding.



                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999


      FRANKLIN BALANCE SHEET INVESTMENT FUND                                                       SHARES                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
      CLOSED END MUTUAL FUNDS 4.8%
      Central European Equity Fund .............................................                   250,000               $ 3,125,000
      Emerging Markets Infrastructure Fund .....................................                   300,000                 2,587,500
      H & Q Healthcare Investors Fund ..........................................                   150,000                 2,446,875
      INVESCO Global Health Sciences Fund ......................................                   325,000                 5,321,875
      Irish Investment Fund Inc. ...............................................                   135,000                 2,210,625
      John Hancock Bank & Thrift Opportunity Fund ..............................                 1,650,000                15,675,000
      Latin America Investment Fund Inc. .......................................                   175,000                 1,892,188
      Latin American Equity Fund Inc. ..........................................                   175,000                 1,640,625
      Liberty All-Star Growth Fund Inc. ........................................                   150,000                 1,546,875
      Mexico Fund ..............................................................                   625,000                 8,945,313
(a)   Morgan Grenfell SmallCap Fund ............................................                   123,800                 1,284,425
      Petroleum & Resources Corp. ..............................................                   100,000                 3,300,000
      Royce Focus Trust Inc. ...................................................                   160,000                   775,000
      Royce Micro-Cap Trust Inc. ...............................................                    50,000                   412,500
      Royce Value Trust ........................................................                    52,500                   636,563
      Swiss Helvetia Fund ......................................................                   250,000                 3,578,125
                                                                                                                          ----------
      TOTAL CLOSED END MUTUAL FUNDS (COST $55,387,135) .........................                                          55,378,489
                                                                                                                          ----------
      COMMON STOCKS 89.9%
(c)   COMMERCIAL SERVICES 3.1%
(a)   Handleman Co. ............................................................                 1,850,000                29,831,250
      Nash-Finch Co. ...........................................................                   950,000                 6,234,375
                                                                                                                          ----------
                                                                                                                          36,065,625
                                                                                                                          ----------
      CONSUMER DURABLES 8.6%
(c)   Allen Organ Co., B .......................................................                    83,000                 3,195,500
(a,c) Audiovox Corp., A ........................................................                 1,200,000                24,450,000
(a)   Baldwin Piano & Organ Co. ................................................                   124,600                 1,027,950
(a)   Beazer Homes USA Inc. ....................................................                   205,700                 3,934,013
(a,c) Castle & Cooke Inc. ......................................................                 1,729,000                23,989,875
(a)   Dixie Group Inc. .........................................................                   400,000                 2,700,000
      Engle Homes Inc. .........................................................                   340,000                 3,442,500
(a,c) Jan Bell Marketing Inc. ..................................................                 1,251,400                 3,441,350
      M.D.C. Holdings Inc. .....................................................                   640,000                10,000,000
(c)   Pulaski Furniture Corp. ..................................................                   192,000                 3,072,000
(a)   Schuler Homes Inc. .......................................................                   537,400                 3,425,925
(a)   U.S. Home Corp. ..........................................................                   590,000                16,520,000
(a)   Washington Homes Inc. ....................................................                    94,400                   531,000
                                                                                                                          ----------
                                                                                                                          99,730,113
                                                                                                                          ----------
      CONSUMER NON-DURABLES 4.3%
      Block Drug Co. Inc., A ...................................................                   400,000                13,950,000
(a,c) Chic By H.I.S. Inc. ......................................................                   756,000                   567,000
(a,c) Cyrk Inc. ................................................................                 1,150,000                 7,510,938
      DIMON Inc. ...............................................................                 2,145,000                 7,507,500
(c)   Garan Inc. ...............................................................                   285,100                 9,087,563
      Genesee Corp., B .........................................................                   117,900                 2,505,375
(c)   Haggar Corp. .............................................................                   827,000                 9,019,469
(a)   Hampton Industries Inc. ..................................................                    64,670                   161,675
                                                                                                                          ----------
                                                                                                                          50,309,520
                                                                                                                          ----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


      FRANKLIN BALANCE SHEET INVESTMENT FUND                                                     SHARES                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      CONSUMER SERVICES 4.0%
(a,c) Aztar Corp. ..........................................................                   3,250,000                 $31,484,375
(a)   Casino Data Systems ..................................................                     790,000                   2,765,000
(a,c) Champps Entertainment Inc. ...........................................                     985,000                   2,154,688
(a,c) VICORP Restaurants Inc. ..............................................                     606,700                  10,238,063
                                                                                                                          ----------
                                                                                                                          46,642,126
                                                                                                                          ----------
      ELECTRONIC TECHNOLOGY 3.4%
(a,c) Cherry Corp. .........................................................                     654,900                   7,858,800
      Cubic Corp. ..........................................................                     150,200                   3,154,200
(a,c) ESCO Electronics Corp. ...............................................                     800,000                   9,350,000
(a)   FSI International Inc. ...............................................                     900,000                   7,200,000
(a,c) Standard Microsystems Corp. ..........................................                   1,315,000                  11,917,188
                                                                                                                          ----------
                                                                                                                          39,480,188
                                                                                                                          ----------
      ENERGY MINERALS 1.4%
(a,c) Crown Central Petroleum Corp., B .....................................                     397,800                   2,113,313
      Kentucky River Coal Corp. ............................................                       1,498                   4,325,475
(a,c) Maynard Oil Co. ......................................................                     260,000                   2,470,000
      Ultramar Diamond Shamrock Corp. ......................................                     285,000                   6,982,500
                                                                                                                          ----------
                                                                                                                          15,891,288
                                                                                                                          ----------
      FINANCE 26.5%
(a,c) ACMAT Corp., A .......................................................                     295,000                   2,728,750
      American General Corp. ...............................................                     340,000                  25,223,750
      American National Insurance Co. ......................................                     516,400                  35,373,400
      AmerUs Life Holdings Inc., A .........................................                     225,000                   5,428,125
      Amwest Insurance Group Inc. ..........................................                      19,000                     169,813
      Baldwin & Lyons Inc., B ..............................................                      91,000                   1,876,875
      Capital Re Corp. .....................................................                     400,000                   5,650,000
(a)   Clarica Life Insurance Co. (Canada) ..................................                     362,000                   5,857,366
(a,c) Echelon International Corp. Inc. .....................................                     408,700                   9,783,256
(a)   Farm Family Holdings Inc. ............................................                     220,000                   8,552,500
      Farmers & Merchants Bank of Long Beach ...............................                       2,200                   6,094,000
      FBL Financial Group Inc., A ..........................................                     790,000                  14,466,875
(c)   Fidelity Bancorp Inc. ................................................                     128,300                   2,205,156
      First Defiance Financial Corp. .......................................                     300,000                   3,487,500
      GA Financial Inc. ....................................................                     278,200                   3,790,475
      Guarantee Life Cos. Inc. .............................................                     280,000                   8,697,500
      Kansas City Life Insurance Co. .......................................                      87,600                   3,405,450
      LandAmerica Financial Group Inc. .....................................                     140,000                   2,598,750
(a)   Manulife Financial Corp. (Canada) ....................................                     638,800                   7,705,525
(c)   Merchants Group Inc. .................................................                     257,800                   5,929,400
      Meridian Insurance Group Inc. ........................................                     299,200                   4,955,500
      MIIX Group Inc. ......................................................                     262,500                   4,200,000
      MMI Cos. Inc. ........................................................                     400,000                   3,275,000
(a)   National Western Life Insurance Co., A ...............................                      99,000                   8,458,313
(a)   PBOC Holdings Inc. ...................................................                     251,800                   2,234,725
      Presidential Life Corp. ..............................................                     736,600                  13,535,025
(a,c) Professionals Group Inc. .............................................                     463,500                  11,152,969


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


  FRANKLIN BALANCE SHEET INVESTMENT FUND                                                         SHARES                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      FINANCE (CONT.)
      PXRE Group Ltd. ..........................................................               225,000                $  2,756,250
(a)   Quaker City Bancorp Inc. .................................................               137,500                   2,328,906
      Reinsurance Group of America Inc. ........................................               341,440                  11,352,880
(a)   Risk Capital Holdings Inc. ...............................................               467,000                   6,100,188
      Rouse Co. ................................................................               280,000                   6,195,000
      Scor (France) ............................................................               200,000                   9,984,970
      SCPIE Holdings Inc. ......................................................               559,000                  19,634,875
      Selective Insurance Group Inc. ...........................................               190,000                   3,550,625
      St. Paul Cos. Inc. .......................................................               520,000                  16,640,000
      StanCorp Financial Group Inc. ............................................               479,900                  12,177,463
(c)   Stewart Information Services Corp. .......................................               780,000                  11,602,500
                                                                                                                       -----------
                                                                                                                       309,159,655
                                                                                                                       -----------
      HEALTH SERVICES .7%
(a)   Trigon Healthcare Inc. ...................................................               273,300                   7,754,888
                                                                                                                       -----------
      INDUSTRIAL SERVICES .6%
(c)   Ecology & Environment Inc., A ............................................               235,000                   1,410,000
(a)   Harding Lawson Associates Group Inc. .....................................               135,800                   1,086,400
(a)   Matrix Service Co. .......................................................               431,800                   1,781,175
      Petroleum Helicopters Inc. ...............................................                77,500                     755,625
      Petroleum Helicopters Inc., non-voting ...................................               210,000                   2,047,500
                                                                                                                       -----------
                                                                                                                         7,080,700
                                                                                                                       -----------
      NON-ENERGY MINERALS 2.9%
      Central Steel & Wire Co. .................................................                 1,405                     996,848
      Corus Group PLC (United Kingdom) .........................................             9,120,000                  17,284,631
      LTV Corp. ................................................................             4,180,000                  15,152,500
(a)   Zemex Corp. ..............................................................                50,000                     400,000
                                                                                                                       -----------
                                                                                                                        33,833,979
                                                                                                                       -----------
      PROCESS INDUSTRIES 2.6%
(a)(c)American Pacific Corp. ...................................................               421,100                   2,947,700
      Corn Products International Inc. .........................................               300,000                   9,768,750
(c)   Delta Woodside Industries Inc. ...........................................             2,283,500                   5,280,594
      J.G. Boswell Co. .........................................................                 6,000                   6,930,000
      Mercer International Inc. (Switzerland) ..................................               744,000                   3,487,500
(a)   Orange-co Inc. ...........................................................               170,000                   1,190,000
      Terra Industries Inc. ....................................................               147,500                     175,156
                                                                                                                       -----------
                                                                                                                        29,779,700
                                                                                                                       -----------
      PRODUCER MANUFACTURING 8.1%
(c)   Commonwealth Industries Inc. .............................................             1,174,300                  11,743,000
(a)   Genesis Worldwide Inc. ...................................................               140,000                     770,000
(a)   Global Industrial Technologies Inc. ......................................             1,100,000                  13,475,000
      Hardinge Inc. ............................................................               430,000                   6,235,000
(c)   Insteel Industries Inc. ..................................................               570,000                   4,239,375
(a)(c)Nashua Corp. .............................................................               299,100                   2,504,963
      Oshkosh Truck Corp. ......................................................               382,500                  11,498,906
(c)   Pitt-Des Moines Inc. .....................................................               446,500                  10,102,063

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)




  FRANKLIN BALANCE SHEET INVESTMENT FUND                                                           SHARES                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      PRODUCER MANUFACTURING (CONT.)
      Tecumseh Products Co., A .........................................................             394,000          $   18,887,375
      Tecumseh Products Co., B .........................................................             114,000               5,016,000
      Timken Co. .......................................................................             495,000               8,879,063
      TransPro Inc. ....................................................................             250,000               1,531,250
                                                                                                                       -------------
                                                                                                                          94,881,995
                                                                                                                       -------------
      RETAIL TRADE 7.8%
      Cato Corp., A ....................................................................             500,000               5,750,000
(a)(c)Charming Shoppes Inc. ............................................................           6,000,000              29,812,500
(a)(c)Designs Inc. .....................................................................           1,190,000               1,487,500
(c)   Fred's Inc. ......................................................................             969,000              11,628,000
      Haverty Furniture Cos. Inc. ......................................................             360,000               4,950,000
(a)   HomeBase Inc. ....................................................................           1,860,000               7,091,250
(a)(c)Jacobson Stores Inc. .............................................................             298,100               1,602,288
(a)   Kmart Corp. ......................................................................             590,000               5,936,875
(a)   Lechters Inc. ....................................................................             587,600               1,193,563
(a)   PriceSmart Inc. ..................................................................              26,500                 954,000
(a)(c)Syms Corp. .......................................................................           1,443,200               7,937,600
(a)   United Retail Group Inc. .........................................................             632,600               6,326,000
(c)   Wolohan Lumber Co. ...............................................................             520,000               6,435,000
                                                                                                                       -------------
                                                                                                                          91,104,576
                                                                                                                       -------------

      TECHNOLOGY SERVICES
(a)   Government Technology Services Inc. ..............................................             194,500                 540,953
                                                                                                                       -------------
      TRANSPORTATION 3.4%
(a)   Crowley Maritime Corp. ...........................................................               4,440               5,883,000
(c)   International Shipholding Corp. ..................................................             587,900               6,025,975
(a)(c)KLLM Transport Services Inc. .....................................................             295,900               1,405,525
(a)   Mesa Air Group Inc. ..............................................................           1,000,000               5,625,000
(a)   OMI Corp. ........................................................................             875,000               1,640,625
      Overseas Shipholding Group Inc. ..................................................           1,463,000              18,836,125
                                                                                                                       -------------
                                                                                                                          39,416,250
                                                                                                                       -------------
      UTILITIES 12.5%
      Central Vermont Public Service Corp. .............................................              53,700                 694,744
      CMP Group Inc. ...................................................................           1,366,600              36,385,725
      Conectiv Inc. ....................................................................             215,000               4,192,500
      Entergy Corp. ....................................................................           1,100,000              32,931,250
(a)(c)Kaneb Services Inc. ..............................................................           3,190,000              14,355,000
(a)   Niagara Mohawk Holdings Inc. .....................................................           2,310,000              36,671,250
(a)   Northeast Utilities ..............................................................           1,009,400              21,008,128
                                                                                                                       -------------
                                                                                                                         146,238,597
                                                                                                                       -------------

      COMPANY IN LIQUIDATION
(a)   S & C Liquidating Trust ..........................................................             330,500                    --
                                                                                                                       -------------
      TOTAL COMMON STOCKS (COST $1,010,366,715) ........................................                               1,047,910,153
                                                                                                                       -------------
      PREFERRED STOCKS .6%
      Price Enterprises Inc., 8.75%, pfd., A (COST $ 6,943,575) ........................             533,400               7,467,600
                                                                                                                       -------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN BALANCE SHEET INVESTMENT FUND                                                               AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS .1%

(d) Hechinger Co., senior note, 6.95%, 10/15/03 (COST $5,043,193) .................................  $ 7,000,000     $      945,000
                                                                                                                     --------------
    TOTAL LONG TERM INVESTMENTS (COST $1,077,740,618) .............................................                   1,111,701,242
                                                                                                                     --------------
(b) REPURCHASE AGREEMENTS 4.9%
    Joint Repurchase Agreement, 5.199%, 11/01/99, (Maturity Value $57,220,115)
    (COST $57,195,335) ............................................................................   57,195,335         57,195,335
     Banc of America Securities LLC
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     Chase Securities Inc.
     CIBC Oppenheimer Corp.
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner Kleinwort Benson, North America LLC
     Goldman, Sachs & Co.
     Paine Webber Inc.
     Paribas Corp.
     Warburg Dillon Read LLC
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                     --------------
    TOTAL INVESTMENTS (COST $1,134,935,953) 100.3% ................................................                   1,168,896,577
    OTHER ASSETS, LESS LIABILITIES (.3%) ..........................................................                      (3,117,802)
                                                                                                                     --------------
    NET ASSETS 100.0%                                                                                                $1,165,778,775
                                                                                                                     ==============

(a)  Non-income producing.

(b) Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1999, all repurchase agreements had been entered into on October 29, 1999.

(c)  See Note 8 regarding holdings of 5% voting securities.

(d)  See Note 6 regarding defaulted securities.



                       See notes to financial statements.


FRANKLIN VALUE INVESTORS TRUST
Financial Highlights



FRANKLIN MICROCAP VALUE FUND



                                                                                    YEAR ENDED OCTOBER 31,
                                                            ------------------------------------------------------------------------
                                                             1999(***)         1998            1997           1996(1)
                                                            ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................      $  20.27        $  24.29        $  18.44        $  15.00
                                                            ------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) ........................          (.01)           (.02)           (.01)            .14
 Net realized and unrealized gains (losses) ..........          (.29)          (2.51)           6.33            3.41
                                                            ------------------------------------------------------------------------
Total from investment operations .....................          (.30)          (2.53)           6.32            3.55
                                                            ------------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................          --              (.01)           (.07)           (.11)
 Net realized gains ..................................         (1.56)          (1.48)           (.40)           --
                                                            ------------------------------------------------------------------------
Total distributions ..................................         (1.56)          (1.49)           (.47)           (.11)
                                                            ------------------------------------------------------------------------
Net asset value, end of year .........................      $  18.41        $  20.27        $  24.29        $  18.44
                                                            ------------------------------------------------------------------------
Total return(*) ......................................         (1.59%)        (10.95%)         35.05%          23.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................      $115,999        $175,635        $191,638        $119,664
Ratios to average net assets:
 Expenses ............................................          1.27%           1.21%           1.22%           1.24%(**)
 Net investment income (loss) ........................          (.05%)          (.11%)          (.05%)          1.28%(**)
Portfolio turnover rate ..............................         14.12%          31.91%          21.33%          14.15%

(*)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(**)Annualized

(***)Based on average shares outstanding.

(1)For the period December 12, 1995 (effective date) to October 31, 1996.


                       See notes to financial statements.


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999

  FRANKLIN MICROCAP VALUE FUND                                                            SHARES                     VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 97.4%
     COMMERCIAL SERVICES 3.7%
(a),(c)Allou Health & Beauty Care Inc., A .....................................               300,000                 $ 1,725,000
     Courier Corp. ............................................................                75,000                   1,666,406
     Noland Co. ...............................................................                45,500                     864,500
                                                                                                                       ----------
                                                                                                                        4,255,906
                                                                                                                       ----------
     CONSUMER DURABLES 6.8%
(a)  Acorn Products Inc........................................................               150,000                     393,750
     Allen Organ Co., B........................................................                42,000                   1,617,000
(a)  Baldwin Piano & Organ Co. ................................................                50,500                     416,625
(a)  Dixie Group Inc. .........................................................                70,000                     472,500
     Engle Homes Inc. .........................................................                85,000                     860,625
     M/I Schottenstein Homes Inc. .............................................                72,000                   1,287,000
(a)  OroAmerica Inc. ..........................................................                44,700                     310,106
     Pulaski Furniture Corp. ..................................................                80,000                   1,280,000
(a)  Washington Homes Inc. ....................................................               220,000                   1,237,500
                                                                                                                       ----------
                                                                                                                        7,875,106
                                                                                                                       ----------
     CONSUMER NON-DURABLES 8.9%
(a)  Chic By H.I.S. Inc. ......................................................               214,100                     160,575
     Garan Inc. ...............................................................                85,000                   2,709,375
     Genesee Corp., A .........................................................                 7,000                     148,750
     Genesee Corp., B .........................................................                36,000                     765,000
(a)  Hampton Industries Inc. ..................................................               240,382                     600,955
(a)  McNaughton Apparel Group Inc. ............................................               306,000                   2,428,875
(a),(c)Seneca Foods Corp., A ..................................................               191,600                   2,299,200
(a)  Seneca Foods Corp., B ....................................................                42,500                     512,656
     Standard Commercial Corp. ................................................               234,800                     704,400
                                                                                                                       ----------
                                                                                                                       10,329,786
                                                                                                                       ----------
(a)  CONSUMER SERVICES 2.1%
     Casino Data Systems ......................................................               607,000                   2,124,500
     Champps Entertainment Inc. ...............................................               133,000                     290,938
                                                                                                                       ----------
                                                                                                                        2,415,438
                                                                                                                       ----------
     ELECTRONIC TECHNOLOGY 7.8%
(a)  Aehr Test Systems ........................................................               108,500                     495,031
(a)  Datron Systems Inc. ......................................................               100,000                     650,000
(a),(c)ECC International Corp. ................................................               682,000                   2,514,875
(c)  Espey Manufacturing & Electronics Corp. ..................................                90,000                   1,350,000
     Moore Products Co. .......................................................               118,000                   2,655,000
(a)  SPACEHAB Inc. ............................................................               137,700                     705,713
(a)  Sparton Corp. ............................................................               136,100                     689,006
                                                                                                                       ----------
                                                                                                                        9,059,625
                                                                                                                       ----------
     ENERGY MINERALS 4.0%
(a)  Crystal Gas Storage Inc. .................................................                30,000                   1,620,000
     Home-Stake Oil & Gas Co. .................................................                50,000                     259,375
(a),(c)Maynard Oil Co. ........................................................               290,000                   2,755,000
                                                                                                                       ----------
                                                                                                                        4,634,375
                                                                                                                       ----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)



  FRANKLIN MICROCAP VALUE FUND                                                                   SHARES                     VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     FINANCE 13.0%
(a),(c)ACMAT Corp., A .........................................................           150,000                 $ 1,387,500
     Amwest Insurance Group Inc. ..............................................           185,000                   1,653,438
(a)  Bresler & Reiner Inc. ....................................................            78,000                   2,174,250
     GA Financial Inc. ........................................................           145,300                   1,979,713
(a)  Meemic Holdings Inc. .....................................................            55,500                     867,188
     Meridian Insurance Group Inc. ............................................           110,000                   1,821,875
     National Security Group Inc. .............................................             7,000                      85,750
     Old Guard Group Inc. .....................................................           165,500                   2,068,750
     PAULA Financial ..........................................................           100,000                     543,750
(a)  Pinnacle Global Group Inc. ...............................................           184,525                     968,756
(a)  Quaker City Bancorp Inc. .................................................            90,000                   1,524,375
                                                                                                                   ----------
                                                                                                                   15,075,345
                                                                                                                   ----------
     HEALTH SERVICES 1.0%
(a)  Prime Medical Services Inc. ..............................................           117,000                   1,155,375
                                                                                                                   ----------
     HEALTH TECHNOLOGY .4%
(a)  Atrion Corp. .............................................................            50,100                     472,819
                                                                                                                   ----------
     INDUSTRIAL SERVICES 6.4%
     Ecology & Environment Inc., A ............................................           108,000                     648,000
(a),(c)GZA GeoEnvironmental Technologies Inc. .................................           310,000                   1,395,000
(a),(c)Harding Lawson Associates Group Inc. ...................................           300,900                   2,407,200
(a)  Matrix Service Co. .......................................................            49,000                     202,125
     Petroleum Helicopters Inc. ...............................................            17,600                     171,600
     Petroleum Helicopters Inc., non-voting ...................................           110,000                   1,072,500
(a),(c)Roy F. Weston Inc., A ..................................................           633,000                   1,542,938
                                                                                                                   ----------
                                                                                                                    7,439,363
                                                                                                                   ----------
     NON-ENERGY MINERALS 4.6%
     Case Pomeroy & Co Inc., A ................................................               220                     220,000
     Case Pomeroy & Co. Inc., B ...............................................               500                     550,000
(a),(c)Kentucky Electric Steel Inc. ...........................................           450,000                   1,378,125
(a)  Zemex Corp. ..............................................................           400,000                   3,200,000
                                                                                                                   ----------
                                                                                                                    5,348,125
                                                                                                                   ----------
(a)  PROCESS INDUSTRIES 4.8%
     American Pacific Corp. ...................................................           297,000                   2,079,000
     Flanders Corp. ...........................................................           800,000                   2,025,000
     Griffin Land & Nurseries Inc. ............................................           133,600                   1,503,000
                                                                                                                   ----------
                                                                                                                    5,607,000
                                                                                                                   ----------
     PRODUCER MANUFACTURING 8.0%
(a),(c)Art's-Way Manufacturing Co. Inc. .......................................           120,500                     459,406
(a),(c)Athey Products Corp. ...................................................           198,000                     266,063
(a)  Continental Materials Corp. ..............................................            95,000                   2,161,250
(a)  Genesis Worldwide Inc. ...................................................            45,000                     247,500
     Insteel Industries Inc. ..................................................           257,000                   1,911,438
(a)  Nashua Corp. .............................................................           130,100                   1,089,588
(a)  Rofin-Sinar Technologies Inc. ............................................           200,000                   1,475,000


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)



  FRANKLIN MICROCAP VALUE FUND                                                                          SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PRODUCER MANUFACTURING (CONT.)
(a),(c)Temtex Industries Inc. .............................................................             265,500        $     489,516
     TransPro Inc. ........................................................................             184,500            1,130,063
                                                                                                                         -----------
                                                                                                                           9,229,824
                                                                                                                         -----------
     RETAIL TRADE 10.3%
    (a)Catherines Stores Corp. ............................................................             140,000            1,855,000
    (a)Designs Inc. .......................................................................             688,000              860,000
    (a)Jacobson Stores Inc. ...............................................................              86,200              463,325
    (a)Lechters Inc. ......................................................................             557,000            1,131,406
(a),(c)S&K Famous Brands Inc. .............................................................             250,000            1,875,000
    (a) United Retail Group Inc. ..........................................................             247,000            2,470,000
(a),(c)Village Super Market Inc., A .......................................................             108,500            1,546,125
    Wolohan Lumber Co. ....................................................................             138,000            1,707,750
                                                                                                                         -----------
                                                                                                                          11,908,606
                                                                                                                         -----------
(a)TECHNOLOGY SERVICES 2.4%
   Government Technology Services Inc. ....................................................             455,500            1,266,859
   Ultrak Inc. ............................................................................             275,000            1,529,688
                                                                                                                         -----------
                                                                                                                           2,796,547
                                                                                                                         -----------
     TRANSPORTATION 5.0%
(a)Crowley Maritime Corp. .................................................................               2,050            2,716,250
     Providence & Worchester Railroad Co. .................................................             147,400            1,474,000
(a),(c)TransFinancial Holdings Inc. .......................................................             300,000            1,631,250
                                                                                                                         -----------
                                                                                                                           5,821,500
                                                                                                                         -----------
   UTILITIES 8.2%
(c)Atlantic Tele-Network Inc. .............................................................             270,000            2,227,500
   Bangor Hydro-Electric Co. ..............................................................             207,000            3,389,625
   Central Vermont Public Service Corp. ...................................................              30,000              388,125
   Green Mountain Power Corp. .............................................................             150,000            1,509,372
(c)Maine Public Service Co. ...............................................................             118,000            2,035,500
                                                                                                                         -----------
                                                                                                                           9,550,122
                                                                                                                         -----------
   TOTAL LONG TERM INVESTMENTS (COST $121,757,648) ........................................                              112,974,862
                                                                                                                         -----------

   SHORT TERM INVESTMENTS 2.9%
(e)Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $3,390,784) ........           3,390,784
                                                                                                                           3,390,784
                                                                                                                         -----------
   TOTAL INVESTMENTS (COST $125,148,432) 100.3% ...........................................                              116,365,646
   OTHER ASSETS, LESS LIABILITIES (.3%) ...................................................                                (366,557)
                                                                                                                         -----------
   NET ASSETS 100.0% .......................................................................                           $ 115,999,089
                                                                                                                         -----------

(a) Non-income producing.

(c) See Note 8 regarding holdings of 5% voting securities.

(e) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.



                       See notes to financial statements.


FRANKLIN VALUE INVESTORS TRUST
Financial Highlights



FRANKLIN VALUE FUND

                                                                                            CLASS A
                                                                    ---------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                                    ---------------------------------------------------
                                                                     1999(***)      1998          1997        1996(2)
                                                                    ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................     $ 17.98       $ 24.68       $ 17.15       $ 15.00
                                                                    ---------------------------------------------------
Income from investment operations:
 Net investment income (loss) .................................        (.04)         (.03)          .08           .05
 Net realized and unrealized gains (losses) ...................        (.55)        (6.45)         7.90          2.15
                                                                    ---------------------------------------------------
Total from investment operations ..............................        (.59)        (6.48)         7.98          2.20
                                                                    ---------------------------------------------------
Less distributions from:
 Net investment income ........................................        --            (.01)         (.08)         (.05)
 Net realized gains ...........................................        (.09)         (.21)         (.37)         --
                                                                    ---------------------------------------------------
Total distributions ...........................................        (.09)         (.22)         (.45)         (.05)
                                                                    ---------------------------------------------------
Net asset value, end of year ..................................     $ 17.30       $ 17.98       $ 24.68       $ 17.15
                                                                    ===================================================
Total return(*) ...............................................       (3.38%)      (26.48%)       47.43%        14.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................     $65,898       $98,288       $78,897       $ 7,828
Ratios to average net assets:
 Expenses .....................................................        1.49%         1.32%         1.32%         1.35%(**)
 Expenses excluding waiver and payments by affiliate ..........        1.49%         1.38%         1.41%         2.87%(**)
 Net investment income (loss) .................................        (.23%)        (.16%)         .27%          .57%(**)
Portfolio turnover rate .......................................       41.21%        36.88%        13.92%        32.52%

(*)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(**)Annualized

(***)Based on average shares outstanding.

(2)For the period March 11, 1996 (effective date) to October 31, 1996.


FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)



FRANKLIN VALUE FUND (CONT.)

                                                                                                                  CLASS B
                                                                                                          ------------------------
                                                                                                                 YEAR ENDED
                                                                                                          OCTOBER 31, 1999(3)(***)
                                                                                                          ------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................................................         $18.33
                                                                                                          ------------------------
Income from investment operations:
 Net investment loss ................................................................................           (.15)
 Net realized and unrealized losses .................................................................           (.97)
                                                                                                          ------------------------
Total from investment operations ....................................................................           (1.12)
                                                                                                          ------------------------
Net asset value, end of year ........................................................................          $17.21
                                                                                                          ========================

Total return(*) .....................................................................................           (6.27%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................................................          $1,293
Ratios to average net assets:
 Expenses ...........................................................................................            2.12%(**)
 Net investment loss ................................................................................           (.84%)(**)
Portfolio turnover rate .............................................................................          41.21%

(*)Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(**)Annualized

(***)Based on average shares outstanding.

(3)For the period January 1, 1999 (effective date) to October 31, 1999.


FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)



FRANKLIN VALUE FUND (CONT.)


                                                                              CLASS C
                                                         -----------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                         -----------------------------------------------------
                                                          1999(***)       1998         1997        1996(4)
                                                         -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................     $ 17.82       $ 24.59       $ 17.14       $16.38
                                                         -----------------------------------------------------
Income from investment operations:
 Net investment income (loss) ......................        (.16)         (.13)         (.02)         .01
 Net realized and unrealized gains (losses) ........        (.54)        (6.43)         7.84          .76
                                                         -----------------------------------------------------
Total from investment operations ...................        (.70)        (6.56)         7.82          .77
                                                         -----------------------------------------------------
Less distributions from:
 Net investment income .............................          --            --            --         (.01)
 Net realized gains ................................        (.09)         (.21)         (.37)          --
                                                         -----------------------------------------------------
Total distributions ................................        (.09)         (.21)         (.37)        (.01)
                                                         -----------------------------------------------------
Net asset value, end of year .......................     $ 17.03       $ 17.82       $ 24.59       $17.14
                                                         =====================================================
Total return(*) ....................................       (4.03%)      (26.93%)       46.40%        4.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................     $30,133       $41,694       $21,554       $  434
Ratios to average net assets:
 Expenses ..........................................        2.17%         1.97%         1.87%        2.00%(**)
 Expenses excluding waiver and
   payments by affiliate ...........................        2.17%         2.03%         1.96%        3.52%(**)
 Net investment loss ...............................        (.91%)        (.81%)        (.30%)       (.08%)(**)
Portfolio turnover rate ............................       41.21%        36.88%        13.92%       32.52%

(*)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(**)Annualized

(***)Based on average shares outstanding.

(4) For the period September 1, 1996 (effective date) to October 31, 1996.


FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN VALUE FUND (CONT.)


                                                                     ADVISOR CLASS
                                                         ------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                         ------------------------------------
                                                         1999(***)      1998        1997(5)
                                                         ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................     $18.07       $ 24.72       $18.75
                                                         ------------------------------------
Income from investment operations:
 Net investment income .............................        .01           .04          .10
 Net realized and unrealized gains (losses) ........       (.53)        (6.45)        5.95
                                                         ------------------------------------
Total from investment operations ...................       (.52)        (6.41)        6.05
                                                         ------------------------------------
Less distributions from:
 Net investment income .............................         --          (.03)        (.08)
 Net realized gains ................................       (.09)         (.21)          --
                                                         ------------------------------------
Total distributions ................................       (.09)         (.24)        (.08)
                                                         ------------------------------------
Net asset value, end of year .......................     $17.46       $ 18.07       $24.72
                                                         ====================================
Total return(*) ....................................      (2.97%)      (26.18%)      32.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................     $2,941       $ 4,739       $4,495
Ratios to average net assets:
 Expenses ..........................................       1.17%          .97%         .98%(**)
 Expenses excluding waiver and
   payments by affiliate ...........................       1.17%         1.03%        1.07%(**)
 Net investment income .............................        .09%          .19%         .59%(**)
Portfolio turnover rate ............................      41.21%        36.88%       13.92%

(*)Total return is not annualized for periods less than one year.

(**)Annualized

(***)Based on average shares outstanding.

(5) For the period January 2, 1997 (effective date) to October 31, 1997.


                        See notes to financial statements


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999

                                                     SHARES/
    FRANKLIN VALUE FUND                              RIGHTS           VALUE
------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS 97.0%
    COMMERCIAL SERVICES 3.0%
(a) Robert Half International Inc. .......           112,000       $ 3,031,000
                                                                   -----------
    CONSUMER DURABLES 2.2%
    D.R. Horton Inc. .....................            63,700           752,456
    Engle Homes Inc. .....................            38,000           384,750
    Flexsteel Industries Inc. ............            37,700           499,525
    M/I Schottenstein Homes Inc. .........            29,500           527,313
                                                                   -----------
                                                                     2,164,044
                                                                   -----------
    CONSUMER NON-DURABLES 12.0%
    Block Drug Co. Inc., A ...............            37,900         1,321,763
    DIMON Inc. ...........................           105,000           367,500
(a) Sola International Inc. ..............            58,000           812,000
    Standard Commercial Corp. ............           245,800           737,400
(a) Timberland Co., A ....................            92,500         4,567,188
(a) Tropical Sportswear International Corp.          107,000         2,126,625
    Wolverine World Wide Inc. ............           200,000         2,050,000
                                                                   -----------
                                                                    11,982,476
                                                                   -----------
    CONSUMER SERVICES 1.4%
(a) Aztar Corp. ..........................           147,000         1,424,063
                                                                   -----------
    ELECTRONIC TECHNOLOGY 3.1%
(a) Aehr Test Systems ....................            61,400           280,138
    B.F. Goodrich Co. ....................            59,000         1,397,563
(a) ESCO Electronics Corp. ...............            43,000           502,563
(a) Spacehab Inc. ........................           178,000           912,250
                                                                   -----------
                                                                     3,092,514
                                                                   -----------
    ENERGY MINERALS 1.3%
(a) Nuevo Energy Co. .....................            92,500         1,312,344
                                                                   -----------
    FINANCE 22.2%
(a) Acceptance Insurance Cos. Inc. .......            65,000           938,438
    Allstate Corp. .......................            78,000         2,242,500
    American National Insurance Co. ......            10,500           719,250
(a) American Safety Insurance Group Ltd. ..          133,000           947,625
    Harleysville Group Inc. ..............            60,000         1,023,750
    Household International Inc. .........            36,500         1,628,813
(a) Manulife Financial Corp. (Canada) ....            55,400           668,263
(a) Matrix Bancorp Inc. ..................            69,000           836,625
    MMI Cos. Inc. ........................            52,500           429,844
(a) PBOC Holdings Inc. ...................           100,000           887,500
    Penn-America Group Inc. ..............           105,000           774,375
    The PMI Group Inc. ...................            40,000         2,075,000
    Presidential Life Corp. ..............           174,300         3,202,763
(a) Professionals Group Inc. .............           100,000         2,406,250
    Reinsurance Group of America Inc. ....            19,000           631,750
(a) Seibels Bruce Group Inc. .............           108,000           236,250
    StanCorp Financial Group Inc. ........            58,000         1,471,750
    Washington Mutual Inc. ...............            32,500         1,167,969
                                                                   -----------
                                                                    22,288,715
                                                                   -----------


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


                                                     SHARES/
    FRANKLIN VALUE FUND                              RIGHTS           VALUE
------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
    HEALTH TECHNOLOGY 2.2%
(a) SkyePharma PLC, rts., 3/31/00
       (United Kingdom) ..................           155,800       $        16
    West Pharmaceutical Services Inc. ....            65,000         2,246,563
                                                                   -----------
                                                                     2,246,579
                                                                   -----------
    INDUSTRIAL SERVICES 9.0%
(a) Atwood Oceanics Inc. .................            60,500         1,758,281
    Ensco International Inc. .............           105,000         2,034,375
(a) Perini Corp. .........................            54,200           216,800
(a) R&B Falcon Corp. .....................           153,000         1,902,938
(a) Rowan Cos. Inc. ......................           140,000         2,178,750
    Santa Fe International Corp. .........            42,500           895,156
                                                                   -----------
                                                                     8,986,300
                                                                   -----------
    NON-ENERGY MINERALS 2.6%
(a) Lone Star Technologies Inc. ..........            76,000         1,591,250
    LTV Corp. ............................           187,000           677,875
    Southdown Inc. .......................             7,800           376,838
                                                                   -----------
                                                                     2,645,963
                                                                   -----------
    PROCESS INDUSTRIES 3.0%
    Lancaster Colony Corp. ...............            14,500           506,594
    RPM Inc. .............................           167,600         2,000,725
    Tuscarora Inc. .......................            37,400           462,825
                                                                   -----------
                                                                     2,970,144
                                                                   -----------
    PRODUCER MANUFACTURING 18.7%
    Baldor Electric Co. ..................            67,000         1,302,313
(a) Circor International Inc .............            47,750           453,625
    Commercial Intertech Corp. ...........            24,800           314,650
    Commonwealth Industries Inc. .........           117,500         1,175,000
    Dana Corp. ...........................            67,000         1,980,688
(a) Global Industrial Technologies Inc. ..           124,000         1,519,000
    JLG Industries Inc. ..................           332,500         4,260,156
    Kaydon Corp. .........................            20,000           496,250
(a) Keystone Consolidated Industries Inc.              7,500            37,500
    Myers Industries Inc. ................            93,940         1,321,031
    Patrick Industries Inc. ..............            43,000           456,875
    Superior Industries International Inc.            36,600           976,763
    Teleflex Inc. ........................             5,000           170,313
    Timken Co. ...........................           105,000         1,883,438
(a) Tower Automotive Inc. ................            67,000         1,092,938
    Watts Industries Inc., A .............            95,500         1,307,156
                                                                   -----------
                                                                    18,747,696
                                                                   -----------
    RETAIL TRADE 1.9%
    Rite Aid Corp. .......................           104,000           910,000
    Schultz Sav-O Stores Inc. ............            63,250           956,656
                                                                   -----------
                                                                     1,866,656
                                                                   -----------


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)

                                                                   SHARES/
    FRANKLIN VALUE FUND                                            RIGHTS          VALUE
--------------------------------------------------------------------------------------------
      COMMON STOCKS AND RIGHTS (CONT.)
      TECHNOLOGY SERVICES 2.5%
  (a) Chartered Semiconductor Manufacturing Ltd. .......             8,800      $    292,050
      Reynolds & Reynolds Co., A .......................            75,500         1,373,156
  (a) Ultrak Inc. ......................................           153,600           854,400
                                                                                ------------
                                                                                   2,519,606
                                                                                ------------
      TRANSPORTATION 11.9%
      Air Express International Corp. ..................            48,000         1,278,000
  (a) Atlantic Coast Airlines Holdings Inc. ............            66,200         1,539,150
      Canadian National Railway Co. (Canada) ...........            53,000         1,616,500
  (a) Fritz Cos. Inc. ..................................            43,800           490,013
      Kenan Transport Co. ..............................            66,500         2,236,063
  (a) Midwest Express Holdings .........................            48,000         1,407,000
  (a) Motor Cargo Industries Inc. ......................           117,800           714,152
      Teekay Shipping Corp. ............................            34,000           510,000
      Tidewater Inc. ...................................            72,000         2,160,000
                                                                                ------------
                                                                                  11,950,878
                                                                                ------------
      TOTAL COMMON STOCKS AND RIGHTS
        (COST $118,025,090) ............................                          97,228,978
                                                                                ------------


                                                                PRINCIPAL
                                                                  AMOUNT
                                                                ---------
      CORPORATE BONDS .1%
  (d) Hechinger Co., senior notes, 6.95%, 10/15/03
        (COST $287,500) ................................        $  500,000            67,500
                                                                                ------------
      CONVERTIBLE BONDS .7%
(a),(f) SPACEHAB, Inc., cvt. sub. notes, 144A, 8.00%,
        10/15/07 (COST $1,000,000) .....................         1,000,000           740,000
                                                                                ------------
      TOTAL BONDS (COST $1,287,500) ....................                             807,500
                                                                                ------------
      TOTAL LONG TERM INVESTMENTS (COST $119,312,590) ..                          98,036,478
                                                                                ------------


                                                                  SHARES
                                                                 --------
      SHORT TERM INVESTMENTS 1.8%
  (e) Franklin Institutional Fiduciary Trust Money
        Market Portfolio (COST $1,806,488) .............         1,806,488         1,806,488
                                                                                ------------
      TOTAL INVESTMENTS (COST $121,119,078) 99.6% ......                          99,842,966
      OTHER ASSETS, LESS LIABILITIES .4% ...............                             422,056
                                                                                ------------
      NET ASSETS 100.0% ................................                        $100,265,022
                                                                                ============

(a) Non-income producing.

(d) See Note 6 regarding defaulted securities.

(e) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

(f) See Note 7 regarding restricted securities.


                       See notes to financial statements.


FRANKLIN VALUE INVESTORS TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1999


                                                                   FRANKLIN         FRANKLIN       FRANKLIN
                                                                 BALANCE SHEET      MICROCAP         VALUE
                                                                INVESTMENT FUND    VALUE FUND        FUND
                                                                ------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................      $  743,969,355    $ 91,231,882    $121,119,078
  Cost - Non-controlled affiliated issuers ...............         390,966,598      33,916,550              --
                                                                ================================================
  Value - Unaffiliated issuers ...........................         808,591,716      87,080,448      99,842,966
  Value - Non-controlled affiliated issuers ..............         360,304,861      29,285,198              --
 Receivables:
  Investment securities sold .............................           7,261,196         222,996       1,424,573
  Capital shares sold ....................................             467,439          39,546         132,793
  Dividends and interest .................................             531,895           8,070          43,584
 Other assets ............................................              85,600          56,500             800
                                                                ------------------------------------------------
      Total assets .......................................       1,177,242,707     116,692,758     101,444,716
                                                                ------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ........................             245,087              --         496,770
  Capital shares redeemed ................................           9,907,171         521,749         420,475
  Affiliates .............................................           1,060,079         134,794         214,212
  Shareholders ...........................................             115,818          19,091          23,902
 Other liabilities .......................................             135,777          18,035          24,335
                                                                ------------------------------------------------
      Total liabilities ..................................          11,463,932         693,669       1,179,694
                                                                ------------------------------------------------
       Net assets, at value ..............................      $1,165,778,775    $115,999,089    $100,265,022
                                                                ================================================
Net assets consist of:
 Undistributed net investment income .....................          $  440,532    $         --    $         --
 Net unrealized appreciation (depreciation) ..............          33,907,038      (8,782,786)    (21,276,096)
 Accumulated net realized gain (loss) ....................           8,508,644       9,053,216     (29,248,206)
 Capital shares ..........................................       1,122,922,561     115,728,659     150,789,324
                                                                ------------------------------------------------
      Net assets, at value ...............................      $1,165,778,775    $115,999,089    $100,265,022
                                                                ================================================


                       See notes to financial statements.


FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1999


                                                FRANKLIN            FRANKLIN        FRANKLIN
                                              BALANCE SHEET         MICROCAP          VALUE
                                             INVESTMENT FUND       VALUE FUND          FUND
                                             ---------------------------------------------------
CLASS A:
 Net assets, at value ................       $1,165,778,775       $115,999,089      $65,897,671
                                             ===================================================
 Shares outstanding ..................           38,916,482          6,302,256        3,809,514
                                             ===================================================
 Net asset value per share(*) ........       $        29.96       $      18.41      $     17.30
                                             ===================================================
 Maximum offering price per share
  (net asset value per share / 98.50%,
  94.25%, 94.25%, respectively) ......       $        30.42       $      19.53      $     18.36
                                             ===================================================
CLASS B:
 Net assets, at value ................                   --                 --      $ 1,293,072
                                             ===================================================
 Shares outstanding ..................                   --                 --           75,155
                                             ===================================================
 Net asset value and maximum offering
  price per share(*) .................                   --                 --      $     17.21
                                             ===================================================
CLASS C:
 Net assets, at value ................                   --                 --      $30,133,323
                                             ===================================================
 Shares outstanding ..................                   --                 --        1,769,503
                                             ===================================================
 Net asset value per share(*) ........                   --                 --      $     17.03
                                             ===================================================
 Maximum offering price per share
  (net asset value per share / 99.00%)                   --                 --      $     17.20
                                             ===================================================
ADVISOR CLASS:
 Net assets, at value ................                   --                 --      $ 2,940,956
                                             ===================================================
 Shares outstanding ..................                   --                 --          168,404
                                             ===================================================
 Net asset value and maximum offering
  price per share ....................                   --                 --      $     17.46
                                             ===================================================


(*)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999


                                                              FRANKLIN          FRANKLIN           FRANKLIN
                                                            BALANCE SHEET        MICROCAP             VALUE
                                                           INVESTMENT FUND      VALUE FUND             FUND
                                                           -----------------------------------------------------
Investment income:(+)
 Dividends
  Unaffiliated issuers .............................       $ 18,252,633        $  1,196,590        $  1,302,862
  Non-controlled affiliated issuers (Note 8) .......          3,163,453             391,909                  --
 Interest ..........................................          7,629,105             243,647             219,779
                                                           -----------------------------------------------------
      Total investment income ......................         29,045,191           1,832,146           1,522,641
                                                           -----------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................          6,414,944           1,122,724             892,181
 Distribution fees (Note 3)
  Class A ..........................................          3,407,595             369,786             255,876
  Class B ..........................................                 --                  --               5,427
  Class C ..........................................                 --                  --             364,216
 Transfer agent fees (Note 3) ......................          2,356,155             337,208             384,231
 Custodian fees ....................................             52,124               2,104               1,140
 Reports to shareholders ...........................            160,317              36,244              31,440
 Registration and filing fees ......................            251,854              25,960              93,860
 Professional fees .................................             61,574               6,815               4,956
 Trustees' fees and expenses .......................             27,317               2,699               3,219
 Other .............................................             18,325               2,000                  --
                                                           -----------------------------------------------------
      Total expenses ...............................         12,750,205           1,905,540           2,036,546
                                                           -----------------------------------------------------
       Net investment income (loss) ................         16,294,986             (73,394)           (513,905)
                                                           -----------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers ............................          8,725,674          10,310,078         (29,248,206)
   Non-controlled affiliated issuers (Note 8) ......         (3,414,837)         (1,199,246)                 --
   Closed-end funds distributions ..................          3,206,429                  --                  --
  Foreign currency transactions ....................            (81,573)                 --                  40
                                                           -----------------------------------------------------
      Net realized gain (loss) .....................          8,435,693           9,110,832         (29,248,166)
 Net unrealized appreciation (depreciation) on:
  Investments ......................................        (33,726,600)         (9,966,758)         24,916,437
  Translation of assets and liabilities denominated
    in foreign currencies ..........................            (53,586)                 --                  15
                                                           -----------------------------------------------------
      Net unrealized appreciation (depreciation) ...        (33,780,186)         (9,966,758)         24,916,452
                                                           -----------------------------------------------------
Net realized and unrealized loss ...................        (25,344,493)           (855,926)         (4,331,714)
                                                           -----------------------------------------------------
Net decrease in net assets resulting
  from operations ..................................       $ (9,049,507)       $   (929,320)       $ (4,845,619)
                                                           =====================================================


(+) Net of foreign taxes and fees of $309,488 and $405 for the Franklin Balance
  Sheet Investment Fund and the Franklin Value Fund, respectively.



                       See notes to financial statements.


FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998


                                       FRANKLIN BALANCE                  FRANKLIN MICROCAP                   FRANKLIN
                                    SHEET INVESTMENT FUND                    VALUE FUND                      VALUE FUND
                                ---------------------------------------------------------------------------------------------------
                                    1999             1998              1999              1998            1999            1998
                                ---------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets:
 Operations:
  Net investment income
   (loss) ....................  $ 16,294,986     $  21,675,728     $    (73,394)    $   (215,492)    $   (513,905)    $   (500,662)
  Net realized gain (loss)
   from investments and
   foreign currency
   transactions ..............     8,435,693        53,773,930        9,110,832       13,627,885      (29,248,166)         692,870
  Net unrealized appreciation
   (depreciation) on invest-
   ments and translation of
   assets and liabilities
   denominated in
   foreign currencies ........   (33,780,186)     (140,502,353)      (9,966,758)     (36,789,537)      24,916,452      (54,892,244)
                                ---------------------------------------------------------------------------------------------------
  Net decrease in net
   assets resulting from
   operations ................    (9,049,507)      (65,052,695)        (929,320)     (23,377,144)      (4,845,619)     (54,700,036)
 Distributions to shareholders
  from:
   Net investment income:
    Class A ..................   (18,737,781)      (21,386,657)              --          (64,132)              --          (43,246)
    Advisor Class ............            --                --               --               --               --           (5,419)
   Net realized gains:
    Class A ..................   (53,832,197)      (65,036,050)     (13,333,988)     (11,892,928)        (484,796)        (750,851)
    Class C ..................            --                --               --               --         (215,275)        (237,831)
    Advisor Class ............            --                --               --               --          (13,287)         (40,254)
                                ---------------------------------------------------------------------------------------------------
 Total distributions
  to shareholders ............   (72,569,978)      (86,422,707)     (13,333,988)     (11,957,060)        (713,358)      (1,077,601)


                       See notes to financial statements.


FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998


                                               FRANKLIN BALANCE               FRANKLIN MICROCAP                  FRANKLIN
                                            SHEET INVESTMENT FUND                 VALUE FUND                    VALUE FUND
                                      ----------------------------------------------------------------------------------------------
                                            1999              1998           1999            1998            1999          1998
                                      ----------------------------------------------------------------------------------------------
Capital share transactions:
  (Note 2)
   Class A .......................    $  (219,808,908)  $  395,729,810  $ (45,372,974)  $  19,331,621   $ (28,835,655)  $ 57,685,763
   Class B .......................                 --               --             --              --       1,378,201             --
   Class C .......................                 --               --             --              --      (9,739,449)    35,364,755
   Advisor Class .................                 --               --             --              --      (1,699,686)     2,501,351
                                      ----------------------------------------------------------------------------------------------
 Total capital share
  transactions ...................       (219,808,908)     395,729,810    (45,372,974)     19,331,621     (38,896,589)    95,551,869
      Net increase (decrease)
       in net assets .............       (301,428,393)     244,254,408    (59,636,282)    (16,002,583)    (44,455,566)    39,774,232
Net assets:
 Beginning of year ...............      1,467,207,168    1,222,952,760    175,635,371     191,637,954     144,720,588    104,946,356
                                      ----------------------------------------------------------------------------------------------
 End of year .....................    $ 1,165,778,775   $1,467,207,168  $ 115,999,089   $ 175,635,371   $ 100,265,022   $144,720,588
                                      ==============================================================================================
Undistributed net investment
 income (accumulated distributions
 in excess of net investment
 income) included in net assets:
  End of year ....................    $       440,532   $    2,965,881  $          --   $          --   $          --   $         --
                                      ==============================================================================================


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company, consisting of three series (the Funds). The Funds' investment objectives are growth and income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Franklin Value Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        CLASS A                                      CLASS A, CLASS B, CLASS C, & ADVISOR CLASS
        ---------------------------------------------------------------------------------------
        Franklin Balance Sheet Investment Fund       Franklin Value Fund
        Franklin MicroCap Value Fund

At October 31, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                             FRANKLIN BALANCE              FRANKLIN MICROCAP                   FRANKLIN
                                          SHEET INVESTMENT FUND                VALUE FUND                     VALUE FUND
                                       ----------------------------------------------------------------------------------------
                                          SHARES          AMOUNT         SHARES         AMOUNT          SHARES         AMOUNT
                                       ----------------------------------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 1999
 Shares sold .......................    13,927,778    $431,957,836       867,659     $16,807,823      1,856,763    $ 34,066,206
 Shares issued in reinvestment of
  distributions ....................     2,197,329      67,192,593       644,741      12,063,077         25,433         439,189
 Shares redeemed ...................   (23,260,066)   (718,959,337)   (3,876,306)    (74,243,874)    (3,538,676)    (63,341,050)
                                       ----------------------------------------------------------------------------------------
 Net decrease ......................    (7,134,959)  $(219,808,908)   (2,363,906)   $(45,372,974)    (1,656,480)   $(28,835,655)
                                       ========================================================================================
Year ended October 31, 1998
 Shares sold .......................    18,222,491    $633,618,542     2,069,052     $48,313,995      5,324,861    $124,490,260
 Shares issued in reinvestment of
  distributions ....................     2,376,759      78,351,007       486,486      10,804,862         30,315         723,006
 Shares redeemed ...................    (9,270,237)   (316,239,739)   (1,778,377)    (39,787,236)    (3,086,439)    (67,527,503)
                                       ----------------------------------------------------------------------------------------
 Net increase ......................    11,329,013    $395,729,810       777,161     $19,331,621      2,268,737    $ 57,685,763
                                       ========================================================================================


FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                          FRANKLIN
                                                                                         VALUE FUND
                                                                                    ----------------------
                                                                                    SHARES          AMOUNT
                                                                                    ----------------------
CLASS B SHARES:
Year ended October 31, 1999(*)
 Shares sold ...................................................................      77,515    $ 1,420,965
 Shares redeemed ...............................................................      (2,360)       (42,764)
                                                                                  ----------    -----------
 Net increase ..................................................................      75,155    $ 1,378,201
                                                                                  ----------    -----------

CLASS C SHARES:
Year ended October 31, 1999
 Shares sold ...................................................................     653,697    $11,754,271
 Shares issued in reinvestment of distributions ................................      11,693        200,090
 Shares redeemed ...............................................................  (1,235,879)   (21,693,810)
                                                                                  ----------    -----------
 Net decrease ..................................................................    (570,489)   $(9,739,449)
                                                                                  ----------    -----------

Year ended October 31, 1998
 Shares sold ...................................................................   2,011,944    $46,831,107
 Shares issued in reinvestment of distributions ................................       9,086        215,872
 Shares redeemed ...............................................................    (557,458)   (11,682,224)
                                                                                  ----------    -----------
 Net increase ..................................................................   1,463,572    $35,364,755
                                                                                  ----------    -----------

ADVISOR CLASS SHARES:
Year ended October 31, 1999
 Shares sold ...................................................................      45,867    $   843,626
 Shares issued in reinvestment of distributions ................................         758         13,180
 Shares redeemed ...............................................................    (140,454)    (2,556,492)
                                                                                  ----------    -----------
 Net decrease ..................................................................     (93,829)   $(1,699,686)
                                                                                  ----------    -----------

Year ended October 31, 1998
 Shares sold ...................................................................     306,114     $7,058,256
 Shares issued in reinvestment of distributions ................................       1,904         45,486
 Shares redeemed ...............................................................    (227,624)    (4,602,391)
                                                                                  ----------    -----------
 Net increase ..................................................................      80,394     $2,501,351
                                                                                  ----------    -----------

(*)  For the period January 1, 1999 (effective date) to October 31, 1999.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisory Services, LLC (Advisory Services), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager, and transfer agent, respectively.



FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

       ANNUALIZED
        FEE RATE     AVERAGE DAILY NET ASSETS
       -----------------------------------------------------------------

          .625%      First $100 million
          .500%      Over $100 million, up to and including $250 million
          .450%      Over $250 million, up to and including $10 billion


Fees are further reduced on net assets over $10 billion.

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of .750% per year of the average daily net assets of the fund.

The Franklin Value Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

       ANNUALIZED
        FEE RATE     AVERAGE DAILY NET ASSETS
       -----------------------------------------------------------------

          .750%      First $500 million
          .625%      Over $500 million, up to and including $1 billion
          .500%      Over $1 billion


For the Franklin MicroCap Value Fund and the Franklin Value Fund, management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under an agreement with Advisory Services, FT Services provides administrative services to the Funds. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Funds.

The Franklin Balance Sheet Investment Fund and the Franklin MicroCap Fund reimburse Distributors up to .25% per year of their average daily net assets, and the Franklin Value Fund reimburses Distributors up to .35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                                        FRANKLIN         FRANKLIN     FRANKLIN
                                                                      BALANCE SHEET      MICROCAP      VALUE
                                                                     INVESTMENT FUND    VALUE FUND      FUND
                                                                     -----------------------------------------
Net commissions received (paid) ....................................    $(1,268,399)      $14,866    $(117,010)
Contingent deferred sales charges ..................................      $   8,343        $1,457     $ 84,599

The Funds paid transfer agent fees of $3,077,594, of which $1,743,359 was paid to Investor Services.



FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES

At October 31, 1999, the Franklin Value Fund had tax basis capital losses of $29,248,206 which may be carried over to offset future capital gains. Such losses expire in 2007.

At October 31, 1999, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                         FRANKLIN            FRANKLIN          FRANKLIN
                                                                      BALANCE SHEET          MICROCAP            VALUE
                                                                     INVESTMENT FUND        VALUE FUND            FUND
                                                                   --------------------------------------------------------
Investments at cost ............................................    $1,136,680,093        $125,148,432        $121,119,078
                                                                    ======================================================
Unrealized appreciation ........................................    $  223,801,083        $ 14,879,889        $  8,472,396
Unrealized depreciation ........................................      (191,584,599)        (23,662,675)        (29,748,508)
                                                                    ------------------------------------------------------
Net unrealized appreciation (depreciation) .....................    $   32,216,484        $ (8,782,786)       $(21,276,112)
                                                                    ======================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1999 were as follows:

                                                                         FRANKLIN              FRANKLIN         FRANKLIN
                                                                      BALANCE SHEET            MICROCAP           VALUE
                                                                      INVESTMENT FUND         VALUE FUND           FUND
                                                                      -------------------------------------------------------
Purchases ..........................................................   $217,146,711          $20,260,280        $48,625,737
Sales ..............................................................   $234,084,100          $68,383,031        $85,342,834


6. DEFAULTED SECURITIES


At October 31, 1999, the Franklin Balance Sheet Investment Fund and Franklin Value Fund held defaulted securities with a value aggregating $945,000 and $67,500, representing .10% and .10% of the Fund's net assets, respectively. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.


FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)


7. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at October 31, 1999 were as follows:

 PRINCIPAL
 AMOUNT      ISSUER                                                                        ACQUISITION DATE       COST       VALUE
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN VALUE FUND
$1,000,000 SPACEHAB Inc., cvt. sub. notes, 144A, 8.00%, 10/15/07 (.7% of Net Assets) .......    10/31/97      $1,000,000   $740,000


8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies", including dividend income at October 31, 1999 were as follows:

                                    NUMBER OF                                   NUMBER OF                                REALIZED
                                 SHARES HELD AT     GROSS         GROSS      SHARES HELD AT   VALUE AT       DIVIDEND  CAPITAL GAINS
NAME OF ISSUER                 BEGINNING OF YEAR  ADDITIONS    REDUCTIONS     END OF YEAR    END OF YEAR      INCOME      (LOSSES)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET
INVESTMENT FUND
ACMAT Corp., A                        295,000        --             --           295,000    $  2,728,750    $      --     $      --
Allen Organ Co., B                     83,000        --             --            83,000       3,195,500       46,480            --
American Pacific Corp.                421,100        --             --           421,100       2,947,700           --            --
Audiovox Corp., A                   1,720,000        --         520,000        1,200,000      24,450,000           --     2,298,599
Aydin Corp.                           270,000        --         270,000              --                *           --       245,748
Aztar Corp.                         3,400,000        --         150,000        3,250,000      31,484,375           --       151,527
Castle & Cooke Inc.                 1,782,400        --          53,400        1,729,000      23,989,875           --      (239,117)
Champps Entertainment Inc.**          985,000        --             --           985,000       2,154,688           --            --
Charming Shoppes Inc.               6,600,000        --         600,000        6,000,000      29,812,500           --     1,094,122
Cherry Corp.                          679,900        --          25,000          654,900       7,858,800           --        24,417
Chic By H.I.S. Inc.                   756,000        --             --           756,000         567,000           --            --
Commonwealth Industries Inc.        1,300,000        --         125,700        1,174,300      11,743,000      253,515      (366,617)
Crown Central Petroleum Corp., B      500,000        --         102,200          397,800       2,113,313           --      (923,523)
Cyrk Inc.                           1,187,400        --          37,400        1,150,000       7,510,938           --      (155,233)
Delta Woodside Industries Inc.      2,400,000        --         116,500        2,283,500       5,280,594      178,000      (321,749)
Designs Inc.                        1,200,000        --          10,000        1,190,000       1,487,500           --       (36,969)
Dixie Group Inc.                      600,000        --         200,000          400,000               *           --      (325,955)
Echelon International Corp. Inc.      500,000        --          91,300          408,700       9,783,256           --       (85,774)
Ecology & Environment Inc., A         260,000        --          25,000          235,000       1,410,000       79,200       (25,606)
ESCO Electronics Corp.                840,000        --          40,000          800,000       9,350,000           --        74,407
Fidelity Bancorp Inc.                 144,500        --          16,200          128,300       2,205,156       59,334       202,014
Fred's Inc.                           850,000    119,000            --           969,000      11,628,000      189,460            --
Garan Inc.                            285,100        --             --           285,100       9,087,563      470,415            --
Good Guys Inc.                        987,500        --         987,500              --                *           --    (3,615,295)
Haggar Corp.                          850,000        --          23,000          827,000       9,019,469      127,500       (59,168)

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (CONT.)


                                    NUMBER OF                                   NUMBER OF                                REALIZED
                                 SHARES HELD AT     GROSS         GROSS      SHARES HELD AT   VALUE AT       DIVIDEND  CAPITAL GAINS
NAME OF ISSUER                 BEGINNING OF YEAR  ADDITIONS    REDUCTIONS     END OF YEAR    END OF YEAR      INCOME      (LOSSES)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET
INVESTMENT FUND (CONT.)
Handleman Co.                       2,409,000           --       559,000        1,850,000   $ 29,831,250    $       --   $2,885,779
HomeBase Inc.                       3,300,000           --     1,440,000        1,860,000              *            --   (6,780,128)
Insteel Industries Inc.               580,000           --        10,000          570,000      4,239,375       138,000      (14,952)
International Shipholding Corp.       660,000           --        72,100          587,900      6,025,975       151,481      (83,529)
Jacobson Stores Inc.                  298,100           --            --          298,100      1,602,288            --           --
Jan Bell Marketing Inc.               443,700      807,700            --        1,251,400      3,441,350            --           --
Kaneb Services Inc.                 3,200,000           --        10,000        3,190,000     14,355,000            --       (9,851)
KLLM Transport Services Inc.          322,000           --        26,100          295,900      1,405,525            --     (177,917)
Lechters Inc.                         861,600           --       274,000          587,600              *            --     (376,737)
Maynard Oil Co.                       268,000           --         8,000          260,000      2,470,000            --        2,157
Merchants Group Inc.                  257,800           --            --          257,800      5,929,400        77,340           --
Monarchs Machine Tool Co.             250,000           --       250,000               --              *        32,000     (500,488)
Nash-Finch Co.                      1,000,000           --        50,000          950,000      6,234,375       446,400     (578,399)
Nashua Corp.                          299,100           --            --          299,100      2,504,963            --           --
Oshkosh Truck Corp.                   460,400           --        77,900          382,500              *       171,663    6,014,238
Pitt-Des Moines Inc.                  360,000       86,500            --          446,500     10,102,063       282,905           --
Professionals Group Inc.              184,350      279,150            --          463,500     11,152,969            --           --
Pulaski Furniture Corp.               192,000           --            --          192,000      3,072,000       130,560           --
Standard Microsystems Corp.         1,375,000           --        60,000        1,315,000     11,917,188            --     (148,281)
Stewart Information Services Corp.    400,000      370,000        10,000          780,000     11,602,500       121,600      135,339
Syms Corp.                          1,110,000      333,200            --        1,443,200      7,937,600            --           --
TransFinancial Holdings, Inc.         270,000           --       270,000               --              *            --   (1,242,055)
TransPro, Inc.                        370,000           --       120,000          250,000              *        62,000     (475,841)
VICORP Restaurants Inc.               480,000      126,700            --          606,700     10,238,063            --           --
Wolohan Lumber Co.                    520,000           --            --          520,000      6,435,000       145,600           --
                                                                                            ------------    ----------  ------------
 TOTAL NON-CONTROLLED AFFILIATED ISSUERS                                                    $360,304,861    $3,163,453  $(3,414,837)
                                                                                            ============    ==========  ============
FRANKLIN MICROCAP VALUE FUND
ACMAT Corp., A                      150,000            --             --          150,000   $ 1,387,500     $      --   $        --
Aerovox Inc.                        530,000            --        530,000              --              *            --    (1,036,390)
Allou Health & Beauty Care Inc., A  457,000        26,000        183,000         300,000      1,725,000            --       798,923
Allstate Financial Corp.            209,000            --        209,000              --              *            --    (1,057,587)
American Physicians Service         247,000            --        247,000              --              *            --      (766,618)
 Group Inc.
Art's-Way Manufacturing Co. Inc.    82,500         38,000             --         120,500        459,406            --            --
Athey Products Corp.                200,000            --          2,000         198,000        266,063            --        (4,705)
Atlantic Tele-Network Inc.          300,000            --         30,000         270,000      2,227,500       178,500      (172,559)
ECC International Corp.             800,000            --        118,000         682,000      2,514,875            --       (72,531)
Ecology & Environment Inc., A       110,000            --          2,000         108,000              *        35,200        (4,410)
EMCON                               650,000            --        650,000              --              *            --     1,802,518
Espey Manufacturing & Electronics    93,000            --          3,000          90,000      1,350,000        23,175       (8,703)
  Corp.



FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)


8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (CONT.)

                                    NUMBER OF                                   NUMBER OF                                REALIZED
                                 SHARES HELD AT     GROSS         GROSS      SHARES HELD AT   VALUE AT       DIVIDEND  CAPITAL GAINS
NAME OF ISSUER                 BEGINNING OF YEAR  ADDITIONS    REDUCTIONS     END OF YEAR    END OF YEAR      INCOME      (LOSSES)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICROCAP VALUE FUND (CONT.)
GZA GeoEnvironmental Technologies Inc. 310,000        --           --         310,000     $  1,395,000     $      --     $       --
Harding Lawson Associates Group Inc.   304,900        --         4,000        300,900        2,407,200            --         (2,877)
Kentucky Electric Steel Inc.           450,000        --           --         450,000        1,378,125            --             --
Maine Public Service Co.               120,000        --         2,000        118,000        2,035,500       125,400           (741)
Maynard Oil Co.                        298,500        --         8,500        290,000        2,755,000            --            769
Moore Products Co.                     134,700        --        16,700        118,000              (*)        29,634         91,100
NSC Corp.                              485,000    315,000      800,000            --               (*)            --       (131,639)
Oriole Homes Corp., B                  359,500        --       359,500            --               (*)            --     (2,343,987)
Roy F. Weston Inc., A                  633,000        --           --         633,000        1,542,938            --             --
S&K Famous Brands Inc.                  60,000    205,000       15,000        250,000        1,875,000            --        (38,441)
Seneca Foods Corp., A                  175,600     16,000          --         191,600        2,299,200            --             --
Spaghetti Warehouse Inc.               550,000        --       550,000            --                (*)            --      1,439,349
TEI Inc.                               955,000        --       955,000            --                (*)            --         15,968
Temtex Industries Inc.                 265,500        --           --         265,500          489,516            --             --
TransFinancial Holdings Inc.           336,000        --        36,000        300,000        1,631,250            --       (112,666)
Treadco Inc.                           261,400     24,600      286,000            --                (*)            --        405,981
Village Super Market Inc., A            95,000     13,500          --         108,500        1,546,125            --             --
                                                                                          ------------------------------------------
 TOTAL NON-CONTROLLED AFFILIATED ISSUERS                                                  $ 29,285,198      $391,909    $(1,199,246)
                                                                                          ==========================================

(*)  As of October 31, 1999, no longer an affiliate.
(**) Name change on July 29, 1999, previously known as Unique Casual Restaurants
     Inc.



FRANKLIN VALUE INVESTORS TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN VALUE INVESTORS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Value Investors Trust, (hereafter referred to as the "Trust") at October 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
December 6, 1999



FRANKLIN VALUE INVESTORS TRUST
Tax Information


Under Section 852(b)(3)C) of the Internal Revenue Code, the Trust hereby designates the following amounts as capital gain dividends for the fiscal year ended October 31, 1999:

       FRANKLIN BALANCE                FRANKLIN MICROCAP
     SHEET INVESTMENT FUND                VALUE FUND
     ---------------------------------------------------

          $10,259,843                     $9,046,707

Under Section 854(b)(2) of the Internal Revenue Code, the Trust hereby designates the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 1999:

       FRANKLIN BALANCE                FRANKLIN MICROCAP
     SHEET INVESTMENT FUND                VALUE FUND
     ---------------------------------------------------

            69.70%                          31.73%